UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GROVE INC.
(Name of Registrant as Specified in Its Charter)

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Grove, Inc.

1710 Whitney Mesa Drive Henderson, Nevada 89014

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of shareholders of Grove, Inc. will be held at 10:00 a.m. EDT on Tuesday May 24, 2022.

The purposes of the meeting are:

1.	Election of Directors: To elect 5 directors for a one-year term.

2.

Increase in Number of Shares to Stock Option Plan: To vote on an amendment to our 2019 Incentive Stock Plan as amended (the “2019 Plan” ) to increase the number of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 5,555,556 shares to 10,000,000 shares (the “2019 Plan Amendment Proposal”); and

3.	Ratification of Appointment of Independent Accountants: To vote on a proposal to ratify the appointment of B F Borgers CPA PC as our independent accountants for 2022.

In addition to the matters listed above, at the Annual Meeting our shareholders will vote on such other matters as may properly come before the meeting. The Board of Directors currently knows of no matters that may be voted upon at the Annual Meeting other than the matters set forth above.

The record date for the determination of shareholders entitled to vote at the Annual Meeting is March 21, 2022 (the “Record Date”). You are entitled to participate remotely in the Annual Meeting if you were a holder of record of our Common Stock or Preferred Stock as of the close of business on the Record Date.  Please refer to the Q&A section below if you are a street name holder and would like to attend the Annual Meeting. Record holders of shares may cast one vote for each share of our Common Stock and ten votes for each share of our Preferred Stock.

Please note, if you plan to attend the Annual Meeting in person, you will need to register in advance and receive an admission card to be admitted. Please follow the instructions on page __ of the Proxy Statement.

You are invited to participate in the Annual Meeting. However, if you are the record holder of your shares of our Common Stock or Preferred Stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing, dating and returning the enclosed proxy card, or following the instructions in the proxy statement and on your proxy card to appoint the Proxies by telephone or Internet. Even if you plan to participate in the Annual Meeting, voting by proxy will help us ensure that your shares are represented and that a quorum is present at the meeting. If you sign a proxy card or appoint the Proxies by telephone or Internet, you may later revoke your appointment or change your vote by following the instructions in the accompanying proxy statement or attend the Annual Meeting and vote the shares you hold of record on the meeting website. Attending the Annual Meeting alone will not revoke a proxy card. If your shares are held in “street name” by a broker or other nominee, the record holder of your shares must vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how you want it to vote your shares.

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We are pleased to take advantage of the rules of the U.S. Securities and Exchange Commission that allow companies to furnish their proxy materials over the Internet. As a result, on April 11, 2022, we mailed a Notice Regarding Availability of Proxy Materials to our stockholders rather than a full paper set of the proxy materials. The Notice Regarding Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how stockholders may obtain a paper copy of our proxy materials. To make it easier for you to vote, both Internet and telephone voting are available. The instructions on the Notice Regarding Availability of Proxy Materials or, if you received a paper copy of the proxy materials, the proxy card, each describe how to use these convenient services.

BY ORDER OF THE BOARD,

/s/ Allan Marshall

Allan Marshall

CEO and Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the Annual

Meeting of Shareholders to be held on May 24, 2022:  This Proxy Statement and our Annual Report on Form 10-K for the Year Ended June 30, 2021 (the “Annual Report”) and the Quarterly Report on Form 10-Q for the Six Months ended December 30, 2021 (the “December 2021 Quarterly Report”) are available at www.ProxyVote.com.

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GROVE, INC.

1710 Whitney Mesa Drive

Henderson, Nevada 89014

PROXY STATEMENT

This proxy statement is dated April 11, 2022 and is being furnished to our shareholders as of the close of business on March 21, 2022, the record date, by our Board of Directors in connection with our solicitation of proxy appointments in the form of the enclosed proxy card for use at the 2022 Annual Meeting of our shareholders and at any adjournments of the meeting.

The Annual Meeting will take place on May 24, 2022, at 10 a.m., Eastern Daylight Time (EDT), at 505 Water Street, Tampa, FL 33602, Tampa Marriot Water Street.

This Proxy Statement has been prepared by the management of the Company.

We use the “Notice and Access” method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our proxy statement, Annual Report and the December 2021 Quarterly Report, and to authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.

Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, that was mailed to our shareholders on April 11, 2022, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access card also includes instructions on how to submit your proxy via the internet or telephone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.

If your shares are held by a brokerage house or other custodian, nominee or fiduciary in “street name,” you will receive a Notice and Access card with instructions for providing to such intermediary voting instructions for your shares. You may also request paper copies of the proxy materials and provide voting instructions by completing and returning the enclosed voting instruction form in the addressed, postage paid envelope provided. Alternatively, if you receive paper copies, many intermediaries provide instructions for their beneficial holders to provide voting instructions via the internet or by telephone. If your shares are held in “street name” and you would like to vote your shares in person while attending the Annual Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the purpose of the Annual Meeting?

Our 2021 Annual Meeting will be held for the following purposes:

1.

To elect five (5) director nominees, nominated by the Board of Directors, for a one-year term, such term to continue until the Annual Meeting of Shareholders in 2023 or until such director's successors are duly elected and qualified or until their earlier resignation or removal (Proposal 1);

2.	To ratify the increase of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 5,555,556 shares to 10,000,000 shares (Proposal 2);

3.	To ratify the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending June 30, 2022 (Proposal 3); and

4.	To consider such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

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In addition, senior management of the Company will be available to respond to your questions.

Who can vote at the Annual Meeting?

You can vote at the Annual Meeting if, as of the close of business on March 21, 2022, the record date, you were a holder of record of the Company’s Common Stock or Preferred Stock. As of the record date, there were issued and outstanding 16,576,088 shares of Common Stock, each of which is entitled to one vote on each matter to come before the Annual Meeting, and 500,000 shares of Preferred Stock, each of which is entitled to ten votes on each matter to come before the Annual Meeting.

How many shares must be present to conduct business at the Annual Meeting?

A quorum is necessary to hold a valid meeting of shareholders. For each of the proposals to be presented at the Annual Meeting, the holders of shares of our outstanding Common Stock and Preferred Stock as of March 21, 2022, the record date, representing 8,538045 shares must be present at the Annual Meeting, in person or by proxy. If you vote, including by Internet, or proxy card your shares voted will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

How do I vote?

Registered Shareholders. If you are a registered shareholder (i.e., you hold your shares in your own name through our transfer agent, VStock Transfer, LLC, referred to herein as “VStock”), you may vote by proxy via the Internet, or by mail by following the instructions provided on the proxy card. Shareholders of record who attend the Annual Meeting may vote in person by obtaining a ballot from the inspector of elections.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the voting instruction form or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares.

Will my shares be voted if I do not provide voting instructions?

If you are a shareholder of record and you properly sign, date and return a proxy card, but do not indicate how you wish to vote with respect to a particular nominee or proposal, then your shares will be voted FOR the election of the five nominees for director named in “Proposal 1,” and FOR the increase of shares of Common Stock issuable pursuant to awards granted under the 2019 Plan from 5,555,556 shares to 10,000,000 shares in “Proposal 2” and FOR the ratification of the Appointment of B F Borgers CPA PC as our Independent Registered Public Accounting Firm for the fiscal year ending June 30 31, 2022 “in Proposal 3”.

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Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote on certain “non-routine” matters if the broker has not received instructions from the beneficial owner.  Proposal 1 and Proposal 2 are considered to be “non-routine” matters.  Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares with respect to Proposal 1 and Proposal 2.  Proposal 3 is considered to be a “routine” matter.  Your broker, therefore, may vote your shares in its discretion if you do not provide instructions on how to vote on this “routine” matter.

Can I change my vote after I have voted?

Yes, you may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may change your vote by voting again on a later date on the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), signing and returning a new proxy card with a later date, or attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke any prior proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

What is the deadline to vote?

If you hold shares as the shareholder of record, your vote by proxy must be received before 11:59 p.m. ET on May 23, 2022. If you are the beneficial owner of shares, please follow the voting instructions provided by your broker, trustee or other nominee.

What vote is required to elect directors or take other action at the Annual Meeting?

•

Proposal 1: Election of Five (5) Directors. The election of the five director nominees named in this Proxy Statement requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast on the proposal at the Annual Meeting. This means that the five nominees will be elected if they receive more affirmative votes than any other person. You may not cumulate your votes for the election of directors. Brokers may not use discretionary authority to vote shares on the election of directors if they have not received specific instructions from their clients. For your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions.

•

Proposal 2: Ratification of the Increase of shares of Common Stock issuable pursuant to awards granted under the 2019 Plan. Ratification of increase of shares of our Common Stock issuable pursuant to awards granted under the 2019 Plan from 5,555,556 shares to 10,000,000 shares, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

•

Proposal 3: Ratification of the Appointment of B F Borgers CPA PC as Our Independent Registered Public Accounting Firm for 2022. Ratification of the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the year ending June 30, 2022, requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on the proposal at the Annual Meeting.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of shares of Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast on such matter at the Annual Meeting.

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How does the Board recommend that I vote?

Our Board recommends that you vote your shares ”FOR” each director nominee named in this Proxy Statement and ”FOR” ratification of the increase of shares of Common Stock issuable under the 2019 plan and “FOR” ratification of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

How will the persons named as proxies vote?

If you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results through a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting. The Current Report on Form 8-K will be available on the SEC website, www.sec.gov.

Do I need a ticket to attend the Annual Meeting?

Yes, you will need an admission card to enter the Annual Meeting. You may request tickets by providing the name under which you hold shares of record or, if your shares are held in the name of a bank, broker or other holder of record, the evidence of your beneficial ownership of the shares, the number of tickets you are requesting and your contact information. You can submit your request in the following ways:

•	by sending an e-mail to andrew.norstrud@cbd.io; or

•	by calling us at (702) 332-5591.

Shareholders also must present a form of personal photo identification in order to be admitted to the Annual Meeting.

Who will pay for the cost of soliciting proxies?

We will pay for the cost of soliciting proxies. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by email or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees, and other nominees for forwarding our proxy materials to each beneficial owner of Common Stock held of record by them.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

PROPOSAL 1: ELECTION OF DIRECTORS

Upon the recommendation of the Nominating Committee of the Board of Directors, our Board of Directors has nominated for re-election at the Annual Meeting each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams for a new term expiring at the 2023 Annual Meeting of shareholders or until their successors are duly elected and qualified. Each nominee is currently serving as a member of our Board of Directors.

In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for their election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware of any nominee that is unable or will decline to serve as a director if elected.

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a plurality of the votes cast is required to elect each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams as directors of the Company.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the election of each of Mr. Allan Marshall, Mr. Andrew Norstrud, Mr. Gene Salkind, Mr. Lawrence Dugan and Mr. Thomas Williams to our Board of Directors.  Properly authorized proxies solicited by Board of Directors will be voted “FOR” the nominees unless instructions to withhold or to the contrary are given.

Directors/Nominees

Our Board of Directors currently consists of five members, as set forth in the table below. Our Board of Directors consists of an experienced group of business leaders, with experience in corporate governance, corporate finance, capital markets and technology.

Name	Position Held with the Company	Age	Date First Elected or Appointed
Allan Marshall	Chief Executive Officer, Director (Chairman)	54	May 2019
Andrew J. Norstrud	Chief Financial Officer, Director	48	April 2020
Robert Hackett	President	35	August 2018
Gene Salkind	Director	67	January 2021
Thomas C. Williams	Director	61	January 2021
Lawrence H. Dugan	Director	54	January 2021

Business Experience

Set forth below is information about the nominees for election as directors. The factual information about each nominee and director has been provided by that person. The particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each should serve on our Board, in light of our business and structure, were determined by our Board or its Governance and Nominating Committee and are outlined below in each nominees bio.

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Allan Marshall, 54, Chief Executive Officer, Director. Mr. Marshall was retired prior to joining the Company working as a serial entrepreneur with a focus on development stage companies in hyper growth industries, with the past several years focusing on the technology and cannabis industries. Mr. Marshall is often the driving force behind the organization for its initial growth and funding strategies. Mr. Marshall began his career in the transportation and logistics industry. Mr. Marshall founded Segmentz, Inc. in November of 2000 and served as the Chief Executive Officer, successfully acquiring five distinct logistic companies, raised more than $25,000,000 of capital, creating the infrastructure and business foundation that is now XPO Logistics, Inc. (NYSE: XPO) with revenues in excess of $17 billion. Prior to Segmentz, Mr. Marshall founded U.S. Transportation Services, Inc. (“UST”) in 1995, whose main focus was third party logistics. UST was sold to Professional Transportation Group, Inc. in January 2000 and Professional Transportation Group ceased business in November 2000. Prior to 1995, Mr. Marshall served as Vice President of U.S. Traffic Ltd, a Canadian company, where he founded their United States logistics division and had previously founded a successful driver leasing company in Toronto, Ontario, Canada. Mr. Marshall’s broad industry experience as well as his extensive experience forming, growing and managing public companies qualifies him to serve on our board

Andrew J. Norstrud, 48, Chief Financial Officer, Director. Mr. Norstrud joined Grove, Inc. in July of 2019 as a consultant and became the Chief Financial Officer in April of 2020 and a Director as of January, 2020. Mr. Norstrud is also the Chief Financial Officer and Director of nDivsion Inc. since January of 2019 and working with nDivsion Inc. since March of 2018. Prior to joining Grove, Inc., Mr. Norstrud served as the Chief Financial Officer for Gee Group Inc. from April 1, 2015 until June 15, 2018. Mr. Norstrud joined the Company in March 2013 as CFO and served as CEO and CFO from March 7, 2014 until April 1, 2015. Mr. Norstrud served as a director of GEE Group Inc. from March 7, 2014 until August 16, 2017. Prior to GEE Group Inc., Mr. Norstrud was a consultant with Norco Accounting and Consulting from October 2011 until March 2013. From October 2005 to October 2011, Mr. Norstrud served as the Chief Financial Officer for Jagged Peak. Prior to his role at Jagged Peak, Mr. Norstrud was the Chief Financial Officer of Segmentz, Inc. (XPO Logistics), and played an instrumental role in the company achieving its strategic goals by pursuing and attaining growth initiatives, building a financial team, completing and integrating strategic acquisitions and implementing the structure required of public companies. Previously, Mr. Norstrud worked for Grant Thornton LLP and PricewaterhouseCoopers LLP and has extensive experience with young, rapid growth public companies. Mr. Norstrud earned a BA in Business and Accounting from Western State College and a Master of Accounting with a systems emphasis from the University of Florida. Mr. Norstrud is a Florida licensed Certified Public Accountant.  Mr. Norstrud’s extensive experience with public companies as the Chief Financial Officer and serving on several public companies Board of Directors qualifies him to serve on our board.

Gene Salkind, 67, Director. Gene Salkind, M.D. has been a practicing neurosurgeon for greater than 35 years outside of Philadelphia, PA. He graduated from the University of Pennsylvania in 1974 with a B.A., Cum Laude, and received his medical degree from the Lewis Katz School of Medicine in 1979. He returned to the University of Pennsylvania for his neurosurgical residency and in 1985 was selected as the Chief Resident in Neurosurgery at the Hospital of the University of Pennsylvania. Since that time, he has been in a University affiliated practice of general neurological surgery. He is currently the Chief of Neurosurgery at Holy Redeemer Hospital and has also been the Chief of Neurosurgery at Albert Einstein Medical Center and Jeanes Hospital in Philadelphia. He has authored numerous peer reviewed journal articles and has given lectures throughout the country on various neurosurgical topics. He has held professorships at the University of Pennsylvania, the Allegheny Health Education and Research Foundation, and currently at the Lewis Katz School of Medicine.

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Dr. Salkind is a prominent investor in the pharmaceutical arena. Past investments include Intuitive Surgical, Pharmacyclics, which grew from less than $1 per share to subsequently being acquired by Abbvie for $250 per share, and Centocor, one of the nation’s largest biotechnology companies, which was acquired by Johnson & Johnson for $4.9 billion in stock. Dr. Salkind currently sits on the boards of Cure Pharmaceuticals (OTCMKTS: CURR), a leader in the biotechnology field through its continual pursuit of redefining traditional drug delivery, and Mobiquity Technologies, Inc. (NASDAQ: MOBQ), a digital engagement provider. The company owns and operates a national location based mobile advertising network. The company’s suite of technologies allows clients to execute personalized and relevant experiences, driving brand awareness and incremental revenue. He was previously a board member of Derm Tech International (NASDAQ: DMTK), a global leader in non-invasive dermatological molecular diagnostics.

Dr. Salkind in 2019 joined the Strategic Advisory Board of Bio Symetrics, a company that has built data services tools for automated pre-processing, integrated analytics, and predictive modeling to make machine learning accessible to scientists and providers. Their technology serves health and hospital systems, biopharma, drug discovery and precision medicine. Dr. Salkind is and has been an employee and shareholder of Leonard A. Bruno MD/ Gene Salkind MD for the past five years. Dr. Salkind, a member of our audit committee, currently owns greater than ten percent (10%) of the outstanding voting securities of the Company.

Mr. Salkind’s extensive background in medicine, assisting in the growth of public companies and also serving as a board member on several public companies Board of Directors qualifies him to serve on our board.

Thomas Williams, 61, has over 35 years of experience in the insurance industry. He has served in multiple roles in both originations and the administration side of operations. Mr. Williams has a specialization in providing securitization mechanisms of illiquid insurance assets. Thomas was with Smith Barney for his training on the capital markets and insurance industries.

Mr. Williams is currently an Officer and Director in several Ireland based holding companies with a focus in the insurance industry. He is an acting member of the Risk Committee of Wyndham, a large Bermuda based captive. Additionally, he has formed three insurance operations: JTRM, GIH and Arculius. Their lines of business range from Directors and Officers Liability Coverage, Life Extension Risk and Workers Compensation. He has extensive experience in the Offshore and European Union insurance markets in both developing the structure and implementing corporate governance.

Mr. Williams was the intermediary in the sale of Associate Industries of Florida, one of the largest insurance companies in Workers Compensation. He facilitated the sale to Am Trust, a New York publicly traded company in 2009.

Mr. Williams has served on the Board of two public companies:

•	GEE Group, an American Stock Exchange Company from 2008 to 2018. At this company, he chaired the nominating committee and was a member of the Corporate Governance Committee and Audit Committee.

•	Two Rivers Water and Farming from 2019 to 2020.

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Mr. Williams completed a training program at Northwestern’s Kellogg Business School for Corporate Governance in Public Companies in 2013.  Mr. Williams’s background in insurance and serving as a board member on several public companies Board of Directors qualifies him to serve on our board.

Lawrence H Dugan, 54, Director. Mr. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant.  Mr. Dugan’s financial and tax background qualifies him to serve on our board and serve as the audit committee chairman and financial expert on our board.

Executive Officers

Robert Hackett, 35, President. Mr. Hackett has been actively building consumer lifestyle businesses for 15 years. In 2004, he opened a hookah lounge in Whittier, California. Prior to joining as an executive of the Company, Mr. Hackett was an equity holder, managing member and/or officer of Steam Distribution, LLC, One Hit Wonder, Inc., Havz, LLC, d/b/a Steam Wholesale, and One Hit Wonder Holdings, LLC, collectively known as “HAVZ Consolidated”, which filed voluntary petitions for relief under Chapter 11 (Chapter 11 Proceedings) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Nevada and was subsequently acquired by the Company in 2019. By 2010 he had opened three lounges and had started a distribution business for related products to other lounges and retailers throughout California. In 2011, his firm entered into an exclusive contract to distribute a tobacco-free hookah alternative invented in Germany, called Shiazo. He retained full rights to North America. Over the next few years, as the retail footprint of customers purchasing the Shiazo product increased, Mr. Hackett’s Company added products to its distribution portfolio which could be sold into the expanding customer base. In 2014, Mr. Hackett’s Company started formulating and manufacturing its own vape liquid line, “One Hit Wonder”, which over the next two years, became a globally recognized vape eliquid brand. Over the next few years, Mr. Hackett led the development of several additional brands and more than 100 SKU’s, including the launch of cannabidiol (hemp derived CBD) products. Mr. Hackett recognized the need for a more efficient sourcing and distribution model, and the potential of building one online. He hired a team of programmers and developers and built a dropship platform that would enable vendors and buyers to seamlessly transact. CBD.io was created as a singular destination for vendors operating in the burgeoning CBD market to source, private-label, wholesale and retail. The platform design is a response to solving the issues of inefficiency and cost that he had experienced in the vape and CBD supply chain over the past several years.

CORPORATE GOVERNANCE

Our Board of Directors has adopted Corporate Governance Guidelines that, together with our Bylaws, establish various processes related to the structure and leadership of our Board and the governance of our organization.

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Director Independence

Determination of Independent Directors. Our Corporate Governance Guidelines require that a majority of the members of our Board be “independent” and that each year our Board reviews transactions, relationships and other arrangements involving our directors and determines which of the directors the Board considers to be independent. In making those determinations, the Board applies the independence criteria contained in the listing requirements of The NASDAQ Stock Market (“Nasdaq”). The Board has directed our Compensation, Nominations and Governance and Audit Committees to assess each outside director’s independence and report its findings to the Board in connection with the Board’s annual determination re: same. In addition, between those annual determinations, the Committee is directed to monitor the status of each director on an ongoing basis and inform the Board of changes in factors or circumstances that may affect a director’s ability to exercise independent judgment in carrying out his or her duties as a director. The following table lists our current directors and persons who served as directors during 2021 whom our Board believes were during their terms of office, and will be if re-elected, “independent” directors under Nasdaq’s criteria.

•	Gene Salkind

•	Lawrence Dugan

•	Thomas Williams

In addition to the specific Nasdaq criteria, in assessing each director’s or nominee’s independence, the Compensation, Nominations and Governance  and Audit  Committee and the Board consider whether they believe transactions that are disclosable in our proxy statements as “related person transactions,” as well as any other transactions, relationships, arrangements or other factors known to the Committee or the Board, could impair that director’s ability to exercise independent judgment in carrying out his or her duties as a director. In its determination that our current directors named above are or will be independent, the Committee and the Board considered those transactions and relationships described or referenced below under the heading “TRANSACTIONS WITH RELATED PERSONS”.

Board Leadership Structure

Our Board performs its oversight role through various committees whose members are appointed by the Board after consideration of the recommendations of our independent Compensation, Nominations and Governance and Audit Committee. Those committees may be established as separate committees of our Board or as joint committees of the Boards. Each Board annually elects a Chairman whose duties are described in our Bylaws and, currently, our Chief Executive Officer, Allan Marshall, also serves as Chairman of our Board. Mr. Marshall has served as our Chairman since inception of the Company. Although our Bylaws contemplate that our Chairman will be considered an officer, under our Corporate Governance Guidelines the Board will exercise its judgment and discretion in the selection of its Chairman and may select any of its members as Chairman. The Board has no formal policy as to whether our Chief Executive Officer will or may serve as Chairman or whether any other director, including an independent director, may be elected to serve as Chairman.

In practice our Board has found that having a combined Chairman and Chief Executive Officer role allows for more productive board meetings. As Chairman, Mr. Marshall is responsible for leading board meetings and meetings of shareholders, generally setting the agendas for board meetings (subject to the requests of other directors) and providing information to the other directors in advance of meetings and between meetings. Mr. Marshall’s direct involvement in our operations makes him best positioned to lead strategic planning sessions and determine the time allocated to each agenda item in discussions of our short- and long-term objectives. As a result, our Board currently believes that maintaining a structure that combines the roles of Chairman and Chief Executive Officer is the appropriate leadership structure for our company.

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As described below under the heading “COMMITTEES OF OUR BOARDS,” all matters pertaining to executive compensation, the selection of nominees for election as directors, the appointment of members of Board committees, the approval of transactions with related persons, and various other governance matters, are subject to the review and approval or recommendation of Board committees made up entirely of independent directors. Our Corporate Governance Guidelines also provide that:

•	all independent directors have full access to any member of management and to our independent accountants for the purpose of understanding issues relating to our business;

•

upon request, our management will arrange for our outside advisors to be made available for discussions with the Board, any Board committee, our independent directors as a group, or individual directors; and

•

the Board, each Board committee, and our independent directors as a group, in each case by a majority vote, have the authority to retain independent advisors from time to time, at our expense, who are separate from and unrelated to our regular advisors.

Our Board believes the provisions described above enhance the effectiveness of our independent directors and provide for a leadership structure that is appropriate for our company, without regard to whether our Chairman is an independent director.

Board Role in Risk Oversight

While management is responsible for risk management in daily operations, the board of directors is responsible for overall risk oversight of the Company. A central focus for our Board is oversight of our corporate strategy and management’s execution of such strategy. The Board believes that this is a continuous process that requires regular attention from the full Board. This ongoing effort focuses the Board on the Company’s operational and financial performance over the short, intermediate and long term.

Attendance by Directors at Meetings

Board of Directors Meetings. Our Board of Directors met four times during 2021. Our Corporate Governance Guidelines provide that directors are expected to regularly attend meetings of the Boards and of the committees on which they serve (subject to circumstances that make their absence unavoidable), to review materials provided to them in advance of meetings, and to participate actively in discussions at meetings and in the work of the committees on which they serve. During the year ended June 30, 2021, all of our directors attended 100% of the meetings held.

Annual Meetings. Attendance by our directors at Annual Meetings of our shareholders gives directors an opportunity to meet, talk with and hear the concerns of shareholders who attend those meetings, and it gives those shareholders access to our directors that they may not have at any other time. In order to facilitate directors’ attendance, we schedule our Annual Meetings on the same dates as regular meetings of the Board of Directors. Our Board recognizes that our outside directors have their own business interests and are not our employees, and that it is not always possible for them to attend Annual Meetings. However, our Board believes that attendance by directors at our Annual Meetings is beneficial to us and to our shareholders, and our Corporate Governance Guidelines provide that our directors are strongly encouraged to attend each Annual Meeting.

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Communications with Our Board

Our Board of Directors encourages our shareholders to communicate their concerns and other matters related to our business, and the Board has established a process by which you may send written communications to the Board or to one or more individual directors. You may address and mail your communication to:

Board of Directors

Grove Inc. Attention: Corporate Secretary

1710 Whitney Mesa Drive

Henderson, Nevada 89014-2055

You also may send communications by email to info@cbd.io. You should indicate whether your communication is directed to the entire Board of Directors, to a particular committee of the Board or its Chairman, or to one or more individual directors. All communications will be reviewed by our Corporate Secretary and, with the exception of communications our Corporate Secretary considers to be unrelated to our business, forwarded to the intended recipients.

Code of Ethics

Our Board of Directors has adopted a code of ethics that apply to all or officers, directors and employees including our financial officers, respectively. Copies of the Code is  posted on our website and may be found at https://groveinc.io/corporate-governance/.  The Code of Ethics is intended to promote:

•	honest and ethical conduct;

•	the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the SEC and in other public communications we make;

•	compliance with applicable governmental laws, rules and regulations;

•

prompt internal reporting of violations of the Codes and accounting issues to the Boards’ Audit Committee and, in the case of violations of the Directors Code of Ethics, also to the Compensation, Nominations and Governance Committee; and

•	accountability for adherence to the Codes.

We have established means by which officers, employees, customers, suppliers, shareholders or others may submit confidential and anonymous reports regarding ethical or other concerns about our company or any of our respective employees. Reports may be submitted online through our website at https://groveinc.io/whistleblower-form/.  We intend to satisfy the disclosure requirement under Item 5.05 of Current Report on Form 8-K regarding an amendment to or waiver from a provision of our Financial Officers Code of Ethics by posting that information on our Internet website at https://groveinc.io/corporate-governance/.

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Human Capital Management

Our associates are among our most important assets, and a top priority of our management is ensuring that we attract, retain and develop associates who are aligned with our goals. An initiative during 2021 will be to scale talent to address future needs, while we continue to promote inclusion, equity and diversity initiatives, and enhance performance management and coaching, with a goal of developing a workplace for the future. In promoting inclusion, equity and diversity, we aim to foster inclusion of, and provide opportunities for advancement to, all our associates, and we start by embracing diversity. We consider diversity to be broader than gender or race and to include demographics such as religion, national origin, age, disability, military service, sexual orientation, and gender identity, as well as diversity of thought, perspective, experience and interests. By continuing to commit to inclusion and diversity, we are focused on enhancing associate and customer experiences and relationships and driving innovation of our products and services.

Hedging Policy

To date our Company has not adopted a hedging policy applicable to its officers or directors.

COMMITTEES OF OUR BOARD

Our Board of Directors has three standing committees that assist the Board in oversight and governance matters. They are the Audit Committee, the Compensation Committee, and the Nominations and Governance Committee. Each committee operates under a written charter approved by our Board that sets out the committee’s composition, authority, duties and responsibilities. We believe that each member of the three committees is an “independent director” as that term is defined by Nasdaq’s listing standards. A copy of the current charter of each committee is posted on our website and may be found at www.//groveinc.io/corporate-governance/.

Members of the Audit Committee and the Compensation, Nominations and Governance Committee must satisfy requirements of Nasdaq’s listing standards and other laws and regulations applicable to service on those committees, as well as any membership requirements specified in the committees’ written charters.

The Audit Committee is required to meet at least quarterly and the Compensation Committee, and Nominations and Governance Committee are required to meet at least once a year, and each may meet more frequently as it and/or its Chairman considers necessary. Each committee also will meet when requested by the Chairman of the Board. In addition to their duties and responsibilities set forth in their respective charters, each committee is authorized to undertake such other duties and responsibilities within the scope of its primary functions as the committee or the Boards may from time to time deem necessary or appropriate. In discharging its duties, each committee may:

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•

at its discretion and without the prior approval of management or the Boards, retain or obtain the advice of outside consultants or advisors (including legal counsel and other advisors), at our expense, in accordance with procedures established from time to time by the committee, and oversee and approve all terms of the engagement of any such consultants or advisors, including their fees or other compensation;

•

conduct investigations and request and consider information (from management or otherwise) as the committee considers necessary, relevant, or helpful in its deliberations and the formulation of its decisions or recommendations;

•

seek any information from our employees (who are directed to cooperate with each committee’s requests), or from external parties, and consult to the extent it deems appropriate with the Chairman of the Boards, the Chief Executive Officer, other directors, and other officers and employees; and

•

delegate any of its responsibilities to subcommittees or to individual members to the extent not inconsistent with other sections of its charter (including applicable independence requirements), or applicable laws or regulations.

Directors Name	Audit Committee	Compensation Committee	Nominations and Governance Committee
Gene Salkind	X	X	X
Thomas Williams	X	X	X
X Lawrence H. Dugan	X	X	X

Audit Committee

On January 27, 2021, our Board established an audit committee that operates under a written charter as approved by our Board. The members of our audit committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Dugan serves as chairman of the audit committee and our Board has determined that he is an “audit committee financial expert” as defined by applicable SEC rules. The Board has determined that Dr. Salkind, Mr. Williams and Mr. Dugan are independent directors as that term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules, and has determined that Dr. Salkind, Mr. Williams and Mr. Dugan as audit committee members also meet the independence requirements of the Securities and Exchange Commission.  The audit committee met three times in fiscal year 2021.

Our audit committee is responsible for:

•	the integrity of the Company's financial statements,

•	the effectiveness of the Company's internal control over financial reporting,

•	the Company's compliance with legal and regulatory requirements,

•	the independent registered public accounting firm's qualifications and independence,

•	and the performance of the Company's independent registered public accountants and

•	preparation of the audit committee report as required to be included in the Company’s annual proxy statement.

The Audit Committee also is responsible for establishing procedures for the receipt, retention and treatment of complaints from employees, customers, suppliers, shareholders or others related to accounting and financial processes and reporting, internal controls, and auditing matters, including procedures for the confidential, anonymous submission by employees of concerns regarding those matters, and for evaluating any fraud, whether or not material, that involves management or other employees who have a significant role in our internal controls.

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Information regarding the process for and factors considered in the Audit Committee’s selection of our independent accountants is contained under the heading “PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS.”

Audit Committee Financial Expert.

Lawrence H. Dugan is a partner with the accounting firm Dorra & Dugan and has been since 1996. Mr. Dugan graduated from the University of Central Florida in 1989. Mr. Dugan is a Florida licensed Certified Public Accountant. Our Board of Directors has designated Mr. Dugan as the Committee’s “Audit Committee Financial Expert,” as that term is defined by the rules of the SEC.

Audit Committee Report

This report is furnished by the Audit Committee, the members of which, on the date of the filing of our 2021 Annual Report on Form 10-K, are named below.

Our management is responsible for our financial reporting process, including our system of internal controls and disclosure controls and procedures, and for the preparation of our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. Our independent accountants are responsible for auditing those financial statements. The Audit Committee oversees and reviews those processes. In connection with the preparation and audit of our consolidated financial statements for 2021, the Committee has:

•	reviewed and discussed our audited consolidated financial statements for 2021 with our management;

•	discussed with our independent accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;

•

received the written disclosures and letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the accountants’ communications with the Committee concerning independence; and

•	discussed the independence of our independent accountants with the accountants.

Based on the above reviews and discussions, the Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our 2021 Annual Report on Form 10-K as filed with the SEC.

Lawrence H. Dugan

Gene Salkind

Thomas Williams

Compensation Committee

On January 27, 2021, our Board established a compensation committee that operates under a written charter as approved by our Board. The members of our compensation committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Dr. Salkind serves as chairman of the compensation committee.

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Our compensation committee is responsible for the oversight of, and the annual and ongoing review of, the Chief Executive Officer, the compensation of the senior management team, and the bonus programs in place for employees, which includes:

•	reviewing the performance of the Chief Executive Officer and other senior officers, and determining the bonus entitlement for such officer or officers on an annual basis,

•	determining and approving proposed annual compensation and incentive opportunity level of executive officers for each fiscal year, and recommending such compensation to the Board,

•	administration of determination of proposed grants of stock options to directors, employees, consultants and advisors with the Chief Executive Officer,

•	reviewing and recommending to the Board the compensation of the Board and committee members,

•	administering and approving any general benefit plans in place for employees,

•	engaging and setting the compensation for independent counsel and other advisors and consultants,

•	preparing any reports on director and officer compensation to be included in the Company’s proxy statements,

•	assessing the Company’s competitive positions for each component of officer compensation and making recommendations to the Board regarding such positions, and

•	reviewing and assessing the adequacy of its charter and submitting any recommended changes to our Board for its consideration and approval.

In considering compensation to be paid to our directors and our executive officers named in the Summary Compensation Table below, the Committee considers information provided by our Chairman and Chief Executive Officer, including, in the case of officers other than himself, information about those officers’ individual performance and his recommendations as to their compensation.

The compensation committee may retain the services of consultants or other advisors at our expense, and under its charter the compensation committee is directly responsible for the appointment, compensation, terms of engagement and oversight of the work of its consultants and advisors.  The compensation committee met twice in fiscal year 2021.

Compensation Committee Report

This report has been furnished by the compensation committee, the members of which are named above, in the committee’s capacity as the Boards’ compensation committee. The compensation committee has:

•	reviewed and discussed with management the Compensation Discussion and Analysis that is included in this proxy statement; and

•	based on that review and discussion, recommended to the full Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement and Annual Report on Form 10-K.

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Lawrence H. Dugan

Gene Salkind

Thomas Williams

Nomination and Governance Committee

On January 27, 2021, our Board established a nomination and governance committee that operates under a written charter as approved by our Board. The members of our nomination and governance committee are Dr. Gene Salkind, Mr. Thomas Williams, and Mr. Lawrence Dugan. Mr. Williams serves as chairman of the nomination and governance committee.

Our nomination and corporate governance committee is responsible for assisting the Board in:

•	proposing a slate of qualified nominees for election to the Board by the shareholders or in the event of a Board vacancy,

•	evaluating the suitability of potential nominees for membership on the Board,

•	determining the composition of the Board and its committees,

•	monitoring a process to assess Board, committee and management effectiveness,

•	aiding and monitoring management succession planning, and

•	developing, recommending to the Board, implementing and monitoring policies and processes related to the Company’s corporate governance guidelines.

The nomination and governance committee met once in fiscal year 2021.

Director Selection Process

As provided in its charter, the nomination and governance committee is responsible for recommending to our Board of Directors all nominees for election to the Board of Directors, including nominees for re-election to the Board of Directors, in each case after consultation with the Chairman of the Board of Directors. The nomination and governance committee considers, among other things, the level of experience, financial literacy and business acumen of the candidate. In addition, qualified candidates for director are those who, in the judgment of the nomination and governance committee, have significant decision-making responsibility, with business, legal or academic experience, and other disciplines relevant to the Company's businesses, the nominee's ownership interest in the Company, and willingness and ability to devote adequate time to Board of Directors duties, all in the context of the needs of the Board of Directors at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board of Directors members.

The nomination and governance committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors and officers, recommendations from our stockholders or any other source the committee deems appropriate.

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Our stockholders can nominate candidates for election as director by following the procedures set forth in our Bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the Annual Meeting.

Our Bylaws provide that any stockholder entitled to vote in the election of directors generally may make nominations for the election of directors to be held at an Annual Meeting, provided that such stockholder has given actual written notice of his intent to make such nomination or nominations to the Secretary of the Company not less than sixty (60) days nor more than ninety (90) days prior to the appropriate anniversary date of the previous meeting of shareholders of the Company called for the election of directors. In accordance with the Company's Bylaws, submissions must include: (1) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (2) a representation that such shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to nominate the person or persons specified in the notice; (3) the consent of each nominee to serve as director of the Company, if so elected; and (4) the class and number of shares of stock of the Company which are beneficially owned by such shareholder on the date of such shareholder's notice and, to the extent known, by any other shareholders known by such shareholder to be supporting such nominees on the date of such shareholder notice.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our Bylaws, a copy of which may be obtained by sending a request to: Grove, Inc., 1710 Whitney Mesa Drive, Henderson, Nevada 89014, and is available on www.sec.gov.

Family Relationships

There are no family relationships among our executive officers, directors and significant employees.

Shareholder Proposals for Next Year’s Annual Meeting

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2023 Annual Meeting may do so by following the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be eligible for inclusion in such proxy materials pursuant to such rule, shareholder proposals must be received by our Secretary no later than January 31, 2023.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

In this section, we describe the material components of our executive compensation program for our “named executive officers” whose compensation is set forth in the Summary Compensation Table and other compensation tables under this heading. This discussion also provides an overview of our compensation philosophy and objectives, and how and why our Boards’ joint Compensation, Nominations and Governance Committee implements compensation processes and arrives at specific compensation decisions and recommendations involving the named executive officers. Our 2021 named executive officers are listed below, in the order in which they appear in the Summary Compensation Table, and we refer to them in this discussion as our “NEOs.”

•	Allan Marshall – Chairman and Chief Executive Officer

•	Andrew Norstrud – Chief Financial Officer

•	Robert Hackett - President

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Allan Marshall, CEO, and Director	2021	284,615	741,910	-	-	-	-	-	1,026,525	(1)
	2020	300,000	-	-	1,325,600	-	-	-	1,625,600	(2)

Andrew Norstrud, Chief Financial Officer	2021	210,000	50,000	-	344,900	-	-	-	644,900
	2020	184,230	-	-	198,840				383,070	(3)

Robert Hackett, President	2021	125,000	50,000						175,000
	2020	130,913	-	-		-	-	-	130,913

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive share options at the discretion of our board of directors in the future. We do not have any material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that share options may be granted at the discretion of our board of directors. The value of the option awards is based on the intrinsic value at date of grant.

(1)	At June 30, 2021 Allan Marshall had an accrual of $486,200 for 2021 bonus that was subsequently paid in August of 2021.

(2)	At June 30, 2020 Allan Marshall had an accrual of $72,692 of earned compensation that had not been paid.

(3)	For the fiscal year 2020, Andrew Norstrud received compensation through a consulting contract $175,000 and on June 30, 2020, there was an accrual of $7,500 owed to Andrew Norstrud for compensation.

(4)

Represents equity-based compensation expense calculated in accordance with the provisions of Accounting Standards Codification Section 718 – Compensation – Stock Compensation, using the Black-Scholes option pricing model as set forth in Notes to our consolidated financial statements.

Discretionary Bonuses. From time to time the Compensation Committee may consider and recommend, and the Boards of Directors may approve, payment of a discretionary cash bonus to one or more executive officers based on particular performance or achievement considerations or other factors related to the retention of motivated and talented executive officers. No discretionary bonuses were recommended, approved, or paid to any of our NEOs for 2020 or 2021.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table summarizes equity awards granted to Named Executive Officers and directors that were outstanding as of June 30, 2021:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options: # Exercisable	Number of Securities Underlying Unexercised Options: # Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unearned and Unexercisable Options:	Option Exercise Price $	Option Expiration Date	# of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested $	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested #	Equity Incentive Plan Awards: Market of Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested $

Allan Marshall, CEO, and Director	787,037	-		$1.53	6/1/2029
Andrew Norstrud, Chief Financial Officer and Director	210,648	178,241		$1.53	1/1/2031
	166,667	-		$1.53	6/1/2029
Robert Hackett, President

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We have no material bonus or profit-sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the board of directors or a committee thereof.

Indebtedness of Directors, Senior Officers, Executive Officers and Other Management

None of our directors or executive officers or any associate or affiliate of our company during the last two fiscal years, is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

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Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Lawrence H. Dugan	$	-	$24,637	-	-	-	$24,637
Gene Salkind	$	-	$24,637	-	-	-	$24,637
Thomas Williams	$	-	$24,637	-	-	-	$24,637

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors have received and are expected in the future to receive stock options to purchase shares of our Common Stock as awarded by our Board of Directors.

Related Person Transactions During 2021

For the years ended June 30, 2020, the Company leased the Las Vegas warehouse from a shareholder for $22,071 per month. This lease ended December 31, 2019, and there were no further liabilities related to this lease. The owner of the warehouse is also related to one of the members of management.

During the year ended June 30, 2021, the Company received a promissory note from one of the members of management. The loan was for an aggregate sum of $750,000, for a period of two years and had an interest rate of 2% per annum. The Company repaid the loan during the three months ended March 31, 2021.

During the year ended June 30, 2021, the Company repaid a note from one of the members of management. The loan was $12,000 and was due upon demand.

During the year ended June 30, 2021, a member of management purchased 500,000 shares of Preferred Stock for $50,000 cash. The Company recognized $50,000 for the beneficial conversion feature as a deemed Preferred Stock dividend in the Consolidated Statements of Operations. The Preferred Stock is convertible into the Company’s Common Stock at a ratio of one share of the Company’s Common Stock for every 1.8 shares of Preferred Stock at the holder’s option, has preferential liquidation rights and the Preferred Stock shall vote together with the Common Stock as a single class on all matters to which shareholders of the Company are entitled to vote at the rate of ten votes per share of Preferred Stock.

Effective October 1, 2021, the Company entered into an Equity Interest Purchase Agreement (the “I/O Agreement“) with Gyprock Holdings LLC, a Delaware limited liability company, MFA Holdings Corp., a Florida corporation and Sherwood Ventures, LLC, a Texas limited liability company (each an “I/O Seller” and collectively called “I/O Sellers”). The I/O Sellers own all the membership interests in Interactive Offers, LLC, a Delaware limited liability company (“Interactive”). The Company’s CEO and Chairman, Allan Marshall, is the controlling stockholder and the president of MFA Holdings Corp. MFA Holdings Corp. owns twenty percent of the outstanding membership interests in Interactive. The above related party transactions are not necessarily indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent parties.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 21, 2022, certain information with respect to the beneficial ownership of our common and preferred shares by each shareholder, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our common and preferred shares, as well as by each of our current directors and executive officers, and our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock and Preferred Stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of Common Stock and Preferred Stock, except as otherwise indicated.

Unless otherwise indicated, the address of each of the following persons is c/o Grove Inc., 1710 Whitney Mesa Drive Henderson, NV 89014.

Executive Officers and Directors:1

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Allan Marshall	4,420,139 (2)	23.93%
Gene Salkind	2,411,969 (3)	14.50%
Robert Hackett	1,444,444 (4)	8.71%
Andrew Norstrud	840,279 (5)	4.91%
Lawrence Dugan	86,806 (6)	0.52%
Thomas Williams	59,028 (7)	0.36%
Directors and Executive Officers as a Group (six persons)	8,846,461	52.91%

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(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the number of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding on March 21, 2022. As of March 21, 2022, there were 16,576,088 shares of our Company’s Common Stock issued and outstanding.

(2)

Represents (i) 2,527,778 shares of Common Stock, (ii) 277,778 shares issuable upon the conversion of Preferred Stock and (iii) 1,614,583 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 468,750 shares issuable upon vesting and exercise of remaining stock options.

(3)

Represents (i) 2,352,941 shares of Common Stock and (ii) 59,028 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 18,750 shares issuable upon vesting and exercise of remaining stock options.

(4)	Represents (i) 1,444,444 shares of Common Stock.

(5)

Represents (i) 305,556 shares of Common Stock and (ii) 534,723 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 220,833 shares issuable upon vesting and exercise of remaining stock options.

(6)

Represents (i) 27,778 shares of Common Stock and (ii) 59,028 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 18,750 shares issuable upon vesting and exercise of remaining stock options.

(7)

Represents (i) 59,028 shares issuable upon the exercise of stock options that are exercisable within 60 days. Does not include 18,750 shares issuable upon vesting and exercise of remaining stock options.

More than 5% Beneficial Holders:

Name of beneficial owner	Amount beneficially owned	Percent of Class Beneficially Owned (1)
Jeffrey Bishop	1,198,730	7.23%

(1)	Based on 16,576,088 shares of our company’s Common Stock issued and outstanding. Mr. Bishop’s address is 18 Sackett Rd., Lee NH 03861.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of a registered class of its equity securities, to file reports of ownership and changes in ownership (typically, Forms 3, 4 and/or 5) of such equity securities with the SEC. Such entities are also required by SEC regulations to furnish the Company with copies of all such Section 16(a) reports.

Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company and written representations that no Form 5 or amendments thereto were required, the Company believes that during the fiscal years ended June 30, 2021, and 2020, its directors and officers, and greater than 10% beneficial owners, have complied with all Section 16(a) filings.

Change in Control Agreements

We are unaware of any contract or other arrangement or provisions of our Articles or Bylaws, the operation of which may at a subsequent date result in a change of control of our Company. There are not any provisions in our Articles or Bylaws, the operation of which would delay, defer, or prevent a change in control of our Company.

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PROPOSAL 2: RATIFICATION OF THE INCREASE OF SHARES ISSUABLE UNDER THE 2019 PLAN

The Board has approved, and has recommended that the stockholders approve an amendment to our 2019 Incentive Stock Plan to increase the number of shares of our Common Stock available for awards under the 2019  Plan  (“Awards”)  from 5,555,556 shares to 10,000,000 shares with the maximum number of shares of our Common Stock reserved and available for distribution pursuant to the grant of Options (as hereinafter defined) under the 2019 Plan set  at 10,000,000 shares of Common Stock and the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock (as hereinafter defined) under the 2019 Plan set at 10,000,000 shares of Common Stock (the “Amendment”). A copy of the Amendment to the 2019 Plan is annexed to this Proxy Statement as Appendix A and is incorporated herein by reference. Because our Common Stock is listed on the NASDAQ Capital Market (NASDAQ), we are subject to the rules set forth in Section 5635(c) of NASDAQ’s corporate governance requirements, which requires (subject to certain exceptions) stockholder approval to be obtained if a listed company establishes or materially amends a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants, regardless of whether or not such authorization is required by law or by the company's charter.

Background and Reasons for the 2019 Plan Amendment Proposal

The 2019 Plan was initially adopted by our Board on February 8, 2021. A copy of the 2019 Plan was filed on Form S-1 with the SEC on April 15, 2021. Currently, 5,555,556 shares of Common Stock are authorized to be issued pursuant to Awards granted under the 2019 Plan. As of March 21, 2022, approximately 1,306,974 shares of Common Stock remained available for grant under the 2019 Plan. The Board believes that the availability of additional shares of Common Stock for Awards granted under the 2019 Plan is needed to enable the Company to meet its anticipated equity compensation needs to attract, motivate and retain qualified employees, officers and directors. The proposed share increase is expected to last approximately two years. This estimate is based on a forecast that takes into account our anticipated rate of growth in hiring, an estimated range of our stock price over time, and our historical forfeiture rates.

Summary of 2019 Plan Introduction

This Summary of the 2019 Plan (the “Summary”) is intended to briefly describe some of the most important provisions of  the 2019 Plan and to generally outline the tax consequences which may be associated with the Awards  consisting of Options (defined herein) and Restricted Stock (defined herein) under the 2019 Plan.

This Summary does not contain all of the details and specific terms of the 2019 Plan document, nor does it contain the details and terms of each Award Agreement for Options or Restricted Stock (an “Award Agreement”) under the 2019 Plan to specific persons. This Summary was written to cover only normal circumstances and conditions relating to the 2019 Plan and the Awards granted pursuant to the 2019 Plan. If there is any conflict between what is described in this Summary and the language in the 2019 Plan document or any Award Agreement, the 2019 Plan document and Award Agreement will control.

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General 2019 Plan Information

Purpose

The purpose of the 2019 Plan is to provide additional incentives to select persons who can make, are making, and continue   to make substantial contributions to the growth and success of the Company, to attract,  motivate  and  retain  the  employment and services of such persons, and to encourage and reward such contributions, by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either the grant of (1) Options or (2) Restricted Stock (Options and/or Restricted Stock may be collectively referred to herein as an “Award”). Such persons receiving an Award under the 2019 Plan are hereinafter referred to as “Participants.”

Administration

The 2019 Plan is administered by the Compensation Committee or such other committee as is appointed by the Board pursuant to the 2019 Plan (“Committee”). The Committee has full authority to administer and interpret the provisions of the 2019 Plan including, but not limited to, the authority to make all determinations with regard to the terms and conditions of an Award made under the 2019 Plan, as described below. All decisions by the Committee regarding the 2019 Plan are final and conclusive.

The 2019 Plan permits the Committee to grant one or more of the following Awards:

Options

Under the 2019 Plan, the Committee may grant options (the “Options”) to purchase shares of Company Common Stock (the “Shares”). Options granted under the 2019 Plan shall be classified for income tax purposes as either (a) “Incentive   Stock Options” within the meaning of Section 422(b) of the Internal Revenue Code of 1986 as amended (the “Code”) or (b) “Nonqualified Stock Options.” Nonqualified Stock Options are options that do not satisfy the requirements of Incentive Stock Options as defined by Section 422(b) of the Code (due to a “disqualified disposition” or pursuant to the terms of the Award Agreement). Generally, the income tax treatment of Incentive Stock Options differs from the income tax treatment of Nonqualified Stock Options. The intended nature of Options (that is, incentive or nonqualified) will be specified in each Award Agreement.

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Restricted Stock

Under the 2019 Plan, the Committee may grant stock to a Participant subject to the satisfaction of vesting conditions, restrictions on transfer, repurchase rights or other limitations imposed by the 2019 Plan and/or contained in the Participant’s Award Agreement (“Restricted Stock”). If the Participant does not satisfy one or more of these conditions or restrictions, he must return the stock. Prior to satisfying the vesting conditions, the Participant does not own the Restricted Stock and does not enjoy the rights of a stockholder.

Securities Offered

The maximum number of Shares that may be granted under the 2019 Plan is currently 5,555,556. This number is subject to adjustment to reflect changes in the capital structure or organization of the Company. If the Plan Amendment Proposal is approved the maximum number of shares that may be granted under the 2019 Plan would be increased to 10,000,000  shares with the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the 2019 Plan set at 10,000,000 shares of Common Stock and the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the 2019 Plan set at 10,000,000 shares of Common Stock.

The specific terms of each Award to a Participant under the 2019 Plan are set forth in an Award Agreement between the Participant and the Company.

Eligibility to Participate

All officers (3), directors (5), employees (currently approximately 132 employees), consultant or other service provider of the Company (or any Affiliate of the Company) are eligible to participate in the 2019 Plan. The Committee shall select, among such individuals, those persons to whom an Award is to be granted, considering such factors as it deems relevant.

The Committee, in its discretion, may make an Award to a Participant, even though options, restricted stock or other   benefits were previously granted to such Participant by the Company or under another plan of the Company.  The 2019 Plan does not confer any right to an individual to continue in the employ of the Company or to continue to provide services to the Company.

Discretion of the Committee

The Committee, in its discretion, determines (i) the individuals to whom Award are to be granted, (ii) the time or times at which Awards are to be granted, (iii) the price at which Awards may be exercised, (iv) the exercise period of Awards, (v) the time or times when Awards will become vested and exercisable, and (vi) all other terms and conditions of Awards.

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A grant of an Award is effective only after the Participant signs the Award Agreement provided by the Committee and returns it to the Company. The Award Agreement will describe all of the terms of the Award, as determined by the Committee.

Code Section 409A

In order to avoid complex requirements and restrictions (and a potential 20% tax on Option holders) that are imposed by Code Section 409A, all Options (designated as “Nonqualified Stock Options”) issued under the 2019 Plan will have an exercise price at or above the current, fair market value of the underlying Shares at the time the Option is granted.

Exercise and Vesting

Awards shall become exercisable and/or vested in accordance with a schedule determined by the Committee and set forth in each Award Agreement. An Award Agreement shall state, with respect to all or designated portions of the Shares subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested. The Committee may establish requirements for exercisability or vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), or (iii) both periods of employment or rendering of services and satisfaction of performance criteria.

The Committee may substitute an effective date identified in the particular Award Agreement in place of the Award Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Award Agreement.

In the case of any Award which, at the Award Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

The specific terms of each grant of an Award to a Participant under the 2019 Plan are set forth in the Award Agreement between the Participant and the Company.

Amendment and Termination

The Board may amend or terminate the 2019 Plan, at any time, without obtaining approval from the Company’s stockholders (unless required by law or other agreement). Termination of the 2019 Plan, other than upon dissolution of the Company, will not affect the rights of any Participant, except to the extent provided in the Award Agreement with such Participant or as otherwise set forth in the 2019 Plan.

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Securities Law Restrictions

The Company may impose restrictions on Shares received by a Participant under the 2019 Plan as the Company deems advisable to comply with applicable securities laws and regulations including, the Securities Act of 1933 (as amended from time to time), the requirements of any stock exchange upon which the Company’s Common Stock is listed, and any state securities laws applicable to the Company’s Common Stock.

The Company registered the initial 5,555,556 Shares issued and issuable pursuant to Awards granted under the 2019 Plan pursuant to a Registration Statement on Form S-8 (Registration No. 333-207197) which became effective on June 29, 2021. In the event that the 2019 Plan Amendment Proposal is approved, the Company intends to register the additional 4,444,445 shares that will be available for issuance pursuant to the Awards under the 2019 Plan. If a registration statement is not in effect with respect to Shares issuable under the 2019 Plan, the Company may require a Participant to represent, in writing, that the Shares received by the Participant are being acquired for investment and not with a view to distribution and to agree that such Shares will not be disposed of by the Participant except pursuant to an effective registration statement.

Tax Consequences

This Summary briefly summarizes the basic federal rules (but not any state or local rules), as in effect as of the date of this Summary, relating to the tax consequences which may be associated with an awards under the 2019 Plan. Such tax law   rules, as set forth in the Code, as amended, are complex and contain conditions and exceptions that are not included in this Summary.

Each Participant should consider consulting with his or her personal, professional tax advisor concerning the particular tax consequences that result in connection with the Participant’s receipt of an Award.  Further, it is advisable for a Participant to obtain such consultation each time an Award is received, when the Award become vested, and at the time Shares are disposed. A Participant is liable and responsible, and the Company is not liable or responsible, in any way, for any and all tax consequences to the Participant relating to or resulting from an Award of Shares.

Options

Tax Consequences on Grant of Options

There should be no income tax consequences to a Participant at the time the Option is granted regardless of whether the option is an Incentive Stock Option or a Nonqualified Stock Option.

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Tax Consequences on Exercise

Nonqualified Stock Options. The difference between the value of the stock at the time of exercise and the value of the stock at the time of grant less any amount, if any, paid for the stock (the “bargain element”) is taxable to the Participant as additional compensation (not capital gain) in the year of exercise. The Participant must pay income tax (as well as social security and Medicare taxes) on the “bargain element” as compensation income, even though the Participant did not receive any cash at that time and may not have sold the stock.

Incentive Stock Options. A Participant who exercises an Incentive Stock Option does not have to recognize any income for federal tax purposes when he exercises an Incentive Stock Option, provided he does not dispose of the underlying shares until the later of 2 years from the date of grant or 1 year from the date of exercise. If the Participant violates this rule, there is a “disqualifying disposition,” and the Participant has to recognize income equal to the amount by which the sales price of the Shares exceeds the exercise price. However, even absent a disqualifying disposition, for alternative minimum tax (“AMT”) purposes, the Participant has to recognize the bargain element as income at the time the Option is exercised and, as a result, may be subject to AMT and an immediate tax liability.

Tax Consequences of Sale of Acquired Shares

Nonqualified Stock Options. If a Participant exercises an Option, the Participant will have capital gain or loss (which may   be long-term or short-term) when he ultimately sells the shares, based on the difference between the amount received in  the sale and the Participant’s basis. For this purpose, “basis” is the amount paid for the Shares, increased by the amount that was treated as compensation income when the Participant exercised the Option (i.e., the exercise price plus the bargain element at the time of exercise).

Incentive Stock Options. Assuming that there is no “disqualifying disposition,” the Participant will have held the shares for more than 1 year and therefore will be entitled to long--term capital gains treatment (or, potentially will realize a long- term capital loss) based upon the variance between the amount for which the stock is sold and the amount that was paid to exercise the underlying option.

Shares acquired by exercising an Option may be subject to repurchase rights in favor of the Company under certain circumstances and also may be subject to various restrictions on selling or transferring the Shares to anyone else.

As noted, each Participant should carefully consider the potential tax consequences that will result from any Option exercise. It must be emphasized that the application of the tax laws, particularly the application of the AMT to Incentive Stock Options can be extremely complicated.

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Restricted Stock

Tax Consequences Grant of Vested Shares

If a Participant receives an Award of vested Shares, the Participant must report compensation income for the year in which the Participant receives the Award. The amount of income is the fair market value of the Shares at the time of receipt.

When a Participant who has received an Award of vested Shares sells such Shares, the Participant is treated as if the Participant bought the Shares on the Award date, for an amount equal to the amount of compensation income the Participant reported relating to receipt of the Award. This amount is the Participant’s “basis” in the Shares.

If the Participant sells such Shares after holding the Shares for 1 year or less, the Participant will have short-term capital   gain or loss on the sale, measured by the Participant’s basis in the Shares. If the Participant sells such Shares after holding the Shares for more than 1 year, the Participant will have long-term capital gain or loss, measured by the Participant’s basis in the Shares.

Tax Consequences - Grant of Non-Vested Shares

If a Participant receives an Award of non-vested Shares, the Participant has a choice of two different tax regimes - the general rule and the Section 83(b) election rule.

The General Rule. Under the general rule, a Participant does not report any income relating to the grant of non-vested   Shares. The Participant will report compensation income for the year in which the Shares vest (i.e.  forfeiture and/or transfer restrictions lapse). The amount of income will be the fair market value of the Shares on the date the Shares become vested. Thus, if the value of the Shares increases from the Award date to the date the Shares become vested, the Participant will report such increased value as compensation income when the Shares vest. Further, under the general rule, a sale of such Shares after the Shares become vested will result in capital gain or loss. The Participant’s gain or loss will      be long-term if the Participant held the Shares for more than 1 year after the vesting date. Otherwise, the gain or loss will be short-term. The Participant’s basis will be the amount of compensation income the Participant reported at the time the Shares became vested. Finally, considering the general rule, if the Participant does not become vested and forfeits the grant of Shares, the Participant does not report any compensation income or capital gain or loss, relating to the Participant’s Award of Shares.

Section 83(b) Election Rule. By filing a Section 83(b) election, a Participant may change the tax consequences that otherwise apply under the general rule discussed above. A Participant makes a Section 83(b) election by filing a notice with the Internal Revenue Service (“IRS”) within 30 days of the receipt of non-vested Shares pursuant to an Award under the 2019 Plan. Upon a valid Section 83(b) election, a Participant is treated as if the Shares under the Award were vested when received, with the following tax consequences:

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(i)	The Participant reports compensation income at the time of receipt of the Shares, equal to the fair market value of the Shares at that time.

(ii)	The Participant does not report any income, gain, or loss, at the time the Shares become vested.

(iii)

On a sale of the Shares, the Participant’s gain or loss will be capital gain (if the applicable holding period has been satisfied). The Participant’s holding period is measured from the Award date (not the vested date) to determine long-term or short-term capital gain or loss. The Participant’s basis is the amount of compensation income the Participant reported relating to the receipt of the Award.

(iv)

If the Participant does not become vested and forfeits the Award of Shares, the Participant will not be entitled to any deduction relative to the compensation income the Participant reported at the time of making the Section 83(b) election.

Equity Plan Compensation Information

The following table summarizes information, as of June 30, 2021, relating to compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,088,333	$1.55	3,467,223
Equity compensation plans not approved by security holders

Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve the 2019 Plan Amendment Proposal.

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Recommendation of the Board of Directors

Our Board unanimously recommends a vote “FOR” approval of the 2019 Plan Amendment Proposal.

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF B F BORGERS CPA PC

 AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2022

The Audit Committee of our Board of Directors has appointed B F Borgers CPA PC (“B F Borgers”) to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2022. B F Borgers has served in this capacity since June 30, 2020.

We are asking our shareholders to ratify the appointment of B F Borgers as our independent registered public accounting firm. Although ratification is not required by our Bylaws or otherwise, our Board of Directors is submitting the appointment of B F Borgers to our shareholders for ratification as a matter of good corporate governance. If our shareholders fail to ratify the appointment of B F Borgers, the Audit Committee will consider whether it is appropriate and advisable to appoint another independent registered public accounting firm. Even if our shareholders ratify the appointment of B F Borgers, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interest of the Company and our shareholders.

Representatives of B F Borgers are expected to be present via phone call at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

In fulfilling its oversight role, our Audit Committee met and held discussions, both together and separately, with the Company’s management and B F Borgers. Management advised the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and B F Borgers, both together and separately, in advance of the public release of operating results and filing of annual or quarterly reports with the SEC. The Audit Committee discussed with B F Borgers matters deemed significant by B F Borgers, including those matters required to be discussed pursuant to Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, and reviewed a letter from B F Borgers disclosing such matters.

B F Borgers also provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board of Directors regarding the outside auditors’ communications with the Audit Committee concerning independence, and we discussed with B F Borgers matters relating to their independence.

Based on our review with management and B F Borgers of the Company’s audited consolidated financial statements and B F Borgers’ report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021. B F Borgers has served as the Company's independent registered public accounting firm since June 30, 2020. A representative of B F Borgers is expected to be available via phone at the Annual Meeting to respond to appropriate questions and to make a statement if desired.

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The following table presents professional fees billed by B F Borgers for the following professional services rendered for the Company for the fiscal years ended June 30, 2021, and 2020:

	Year Ended
	June 30, 2021	June 30, 2020
Audit Fees	$114,000	$112,400
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$114,000	$112,400

Audit fees relate to services for the audit of the Company's consolidated financial statements for the fiscal year and for reviews of the interim consolidated financial statements included in the Company's quarterly reports filed with the SEC.

Our Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee either before or after the respective services were rendered.

Our Board of Directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Audit Committee’s Policy Regarding Pre-Approval of Services Provided by the Outside Auditors

The Audit Committee’s charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee reviews the fees billed for all services provided on a quarterly basis, and it pre-approves additional services if necessary. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during fiscal 2021 and 2020, and the fees paid for such services.

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Required Vote

The affirmative vote of shares of our Common Stock and Preferred Stock, voting as a single class, representing a majority of votes cast thereon at the Annual Meeting or any adjournment or postponement thereof is required to approve Proposal 3.

Recommendation

Our Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of B F Borgers CPA PC as our independent registered public accounting firm for the fiscal year ending June 30, 2022.

GENERAL

Management does not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the meeting. If any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

We will bear the cost of preparing, printing, assembling and mailing the Proxy Card, Proxy Statement and other material which may be sent to shareholders in connection with this solicitation. It is contemplated that brokerage houses will forward the proxy materials to beneficial owners at our request. In addition to the solicitation of proxies by mail, officers and employees of the Company may solicit proxies without additional compensation, by telephone or other electronic means.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, Proxy Statements and other documents with the SEC under the Exchange Act. The Company’s SEC filings made electronically through the SEC’s EDGAR system are available to the public at the SEC’s website at http://www.sec.gov.

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Appendix A

GROVE, INC.

2019 INCENTIVE STOCK PLAN

(AMENDED AND RESTATED AS OF _____)

TABLE OF CONTENTS

(Effective February 8, 2021)

ARTICLE I ESTABLISHMENT AND PURPOSE

1.1	Establishment	5
1.2	Purpose.	5
1.3	Type of Plan.	5
1.4	Shareholder Approval.	6
1.5	Term of Plan	6

ARTICLE II DEFINITIONS

2.1	"Affiliate"	7
2.2	"Agreement"	7
2.3	"Award"	7
2.4	"Beneficiary"	7
2.5	"Board"	7
2.6	"Cause"	8
2.7	"Change in Control"	8
2.8	"Code"	8
2.9	"Commission"	8
2.10	"Committee"	8
2.11	"Common Stock"	8
2.12	"Company"	8
2.13	"Director"	8
2.14	"Disability"	8
2.15	"Exchange Act"	8
2.16	"Fair Market Value"	8
2.17	"Grant Date"	9
2.18	"Incentive Stock Option"	9
2.19	"Nonqualified Stock Option"	9
2.20	"Option"	9
2.21	"Option Period"	9
2.22	"Option Price"	9
2.23	"Option Shares"	9
2.24	"Participant"	9
2.25	"Plan"	9
2.26	"Representative"	10
2.27	"Restricted Stock"	10
2.28	"Retirement"	10
2.29	"Rule 16b-3"	10
2.30	"Securities Act"	10
2.31	"Termination of Employment"	10
2.32	"Transfer"	10

ARTICLE III ADMINISTRATION

3.1	Structure.	10
3.2	Authority.	11
3.3	Liability and Indemnification.	13

A-2

ARTICLE IV STOCK SUBJECT TO PLAN

4.1	Number of Shares Available.	13
4.2	Release of Shares.	14
4.3	Conditions on Issuance of Shares.	14
4.4	Shareholder Rights.	14
4.5	Adjustment for Corporate Changes.	15

ARTICLE V ELIGIBILITY AND SELECTION

5.1	Eligibility.	15
5.2	Selection of Participants.	15
5.3	Awards in Substitution.	16

ARTICLE VI STOCK OPTIONS

6.1	General.	16
6.2	Grant of Options.	16
6.3	Terms and Conditions.	16
6.4	Effect of Termination of Employment.	18
6.5	Information Available to Participants.	19
6.6	Exercise of Options.	19
6.7	Withholding on Exercise.	19
6.8	Cash-Out of Option	19

ARTICLE VII RESTRICTED STOCK

7.1	General.	19
7.2	Grant of Restricted Stock	19
7.3	Terms and Conditions.	19
7.4	Effect of Termination of Employment	20
7.5	Withholding	20

A-3

ARTICLE VIII PROVISIONS APPLICABLE TO ACQUIRED STOCK

8.1	Securities Law Registration	21
8.2	Registration Statement	21
8.3	Transfer on Change in Control	21
8.4	Estate Planning Transfers	21
8.5	Binding Effect of Plan	21
8.6	Limited Transfer During Offering	21
8.7	Disqualifying Disposition	21
8.8	Rights of Repurchase	22

ARTICLE IX CHANGE IN CONTROL PROVISIONS

9.1	Accelerated Vesting on Change in Control	23
9.2	Definition of Change in Control.	23

ARTICLE X MISCELLANEOUS

10.1	Amendment and Termination.	23
10.2	Fail-Safe for Rule 16b-3	23
10.3	Fail-Safe for Incentive Stock Options.	24
10.4	Fail-Safe for Mitigation of Excise Tax.	24
10.5	No Creditor Rights.	24
10.6	No Rights with Respect to Employment.	24
10.7	Relationship to Other Benefits.	24
10.8	Controlling Law.	24
10.9	Waiver of Cumulative Rights.	25
10.10	Notices.	25
10.11	Successors and Assigns.	25
10.12	Headings.	25
10.13	Severability.	25
10.14	Entire Agreement	25

A-4

GROVE, INC.

2019 INCENTIVE STOCK PLAN

(AMENDED AND RESTATED AS OF _____)

ARTICLE I

ESTABLISHMENT AND PURPOSE

1.1 Establishment. This Amended and Restated Grove, Inc. Incentive Plan (“Plan”), dated ________, 2022, is a plan of deferred compensation, which amends and restates that certain Grove, Inc. Amended and Restated Incentive Plan dated February 8,2021, as adopted by the Board of Directors of the Company.

1.2 Purpose. The purpose of the Plan is to (a) provide additional incentives to select persons who can make, are making, and continue to make substantial contributions to the growth and success of the Company, (b) attract and retain the employment and services of such persons, and (c) encourage and reward such contributions by providing these individuals with an opportunity to acquire or increase stock ownership in the Company through either (1) the grant and exercise of Options, and/or (2) the grant of Restricted Stock. It is the judgment of the Board of the Company that providing such additional incentives to select persons would advance the overall interests of the Company's business and enhance the value of the Company for all of its shareholders.

1.3 Type of Plan. The Plan permits the grant of Options and Restricted Stock. The Plan is intended to be an "unfunded" plan of deferred compensation. It shall not constitute an "employee benefit plan" subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

(a) Option. An Option granted under the Plan shall be either (1) an "Incentive Stock Option" within the meaning of Section 422(b) of the Code, or (2) a "Nonqualified Stock Option," meaning an Option to purchase Common Stock in the Company which does not qualify as Incentive Stock Option within the meaning of Section 422(b) of the Code. The Option Price shall never be less than the Fair Market Value of the underlying shares of stock on the Grant Date. Moreover, in the case of Incentive Stock Option granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the per share Option Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date. The number of shares of stock subject to the Option shall be fixed on the original Grant Date. The exercise of the Option is subject to taxation under Section 83 of the Code and Treasury regulation §1.83-7. The Option does not include any feature for the deferral of compensation other than the deferral of recognition of income until the exercise of the Option under Treasury regulation §1.83-7. Hence, a Nonqualified Stock Option shall be exempt from the requirements of Section 409A of the Code. Further, an Incentive Stock Option shall be exempt from the requirements of Section 409A of the Code pursuant to the regulatory exception set forth in Treasury regulation §1.409A-1(b)(5)(ii).

A-5

(b) Restricted Stock. The Plan permits Common Stock of the Company to be awarded and issued to certain persons, subject to vesting conditions and restrictions on transfer (known as "Restricted Stock"). The Restricted Stock awarded hereunder is taxed pursuant to the rules of Section 83(a) of the Code (or, if affirmatively elected, Section 83(b) of the Code), so that the Plan and Restricted Stock awarded hereunder is intended to be exempt from Section 409A of the Code.

1.4 Shareholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval of the Plan by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board of Directors of the Company (excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code). Such shareholder approval shall be obtained in the degree and manner required under applicable provisions of corporate charter, bylaws, and state law regarding approval required for the issuance of corporate stock; provided that if there is no such applicable authority, such shareholder approval shall be obtained in the degree and manner required under the provisions of the Code applicable to Incentive Stock Options. Incentive Stock Options may be granted hereunder prior to such approval by the shareholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that shareholder approval is not obtained within such twelve (12) month period, all Incentive Stock Options previously granted under the Plan shall be exercisable as Nonqualified Stock Options. In addition, approval of the Plan by the shareholders of the Company is required under the NYSE MKT Listed Company Manual before any Awards may be issued under the Plan.

1.5 Term of Plan. The Plan shall continue in effect from the Effective Date set forth in Section 1.1 hereof until the earlier of the Plan's termination by the Board of Directors of the Company, as provided in Section 10.1 hereof, or the date on which all shares of Common Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan have lapsed. In no event, however, shall any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the earlier of the date this Plan is adopted by the Company or the date this Plan is approved by the shareholders of the Company pursuant to Section 1.4 hereof.

A-6

ARTICLE II

DEFINITIONS

For purposes of the Plan, the following terms shall be defined as set forth below:

2.1 "Affiliate" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the Company including, without limitation, any member of an affiliated group of which the Company is a common parent corporation as provided in Section 1504 of the Code.

2.2 "Agreement" shall mean, individually or collectively, any agreement entered into pursuant to (a) Section 6.2 hereof, pursuant to which an Option is granted to a Participant, or (b) Section 7.2 hereof, pursuant to which Restricted Stock is granted to a Participant, including any amendments thereto made pursuant to Section 10.1 hereof.

2.3 "Award" shall mean any Option or Restricted Stock granted under this Plan.

2.4 "Beneficiary" shall mean the person (including any trust, estate, or other entity) that a Participant designates in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant's death, there is no designated Beneficiary or if such designated Beneficiary has predeceased the Participant, then the term Beneficiary shall mean the person (including any trust, estate, or other entity) entitled by will or the laws of descent and distribution to receive such benefits.

2.5 "Board" shall mean the Board of Directors of the Company.

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2.6 "Cause" shall mean (a) any material act (that remains uncured for thirty (30) days following written notice from the Company or an Affiliate) that permits the Company or any Affiliate to terminate a written agreement or arrangement between the Participant and the Company or an Affiliate, as the case may be, for "cause" as defined in such agreement or arrangement, or (b) in the event there is no such agreement or arrangement, or the agreement or arrangement does not define the term "cause" or a substantially equivalent term, then "Cause" shall mean (i) any material breach of this Agreement by the Participant that remains uncured for thirty (30) days following written notice from the Company or an Affiliate, as the case may be, to the Participant of such breach, (ii) any act of dishonesty or fraud, embezzlement, theft or other material dishonesty with respect to the Company or an Affiliate, (iii) the commission by the Participant of a felony, a crime involving moral turpitude, or other willful act or omission that in the reasonable good faith judgment of the Committee causes material harm to the standing and reputation of the Company or an Affiliate, or (iv) the Participant's continued gross failure to perform his duties to the Company or an Affiliate.

2.7 "Change in Control" shall have the meaning set forth in Section 9.2.

2.8 "Code" shall mean the Internal Revenue Code of 1986, as amended.

2.9 "Commission" shall mean the Securities and Exchange Commission or any successor thereto.

2.10 "Committee" shall mean any two (2) or more persons who the Board appoints or designates to administer the Plan, as described in Section 3.1 below.

2.11 "Common Stock" shall mean the shares of the Company's regular voting common stock, $0.001 par value, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described herein or the common stock of any successor to the Company, which is designated for the purposes of the Plan.

2.12 "Company" shall mean Grove, Inc., a Nevada corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed, or consolidated.

2.13 "Director" shall mean a member of the Board.

2.14 "Disability" shall mean that a Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. For the purposes of this Plan, a Participant shall not be considered to have incurred a Disability if the mental or physical condition of the Participant is the result of a willfully self-inflicted injury or self-induced sickness, or is the result of an injury or disease contracted, suffered, or incurred by the Participant while participating in a criminal enterprise. The determination of Disability shall be made by the Committee, based upon medical evidence from a physician selected by the Committee. The determination of Disability for purposes of this Plan shall not be construed as a determination for any other purpose.

2.15 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.16 "Fair Market Value" shall mean, as of any date, the value of one (1) share of Common Stock, determined pursuant to the applicable method described below:

(a) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange);

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(b) if the Common Stock is not listed on a national securities exchange, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(c) if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined, in good faith, by the Committee (or Board) through the reasonable application of a reasonable valuation method after giving effect to discounts for lack of marketability and minority discount, but excluding any reduction in value with respect to any transaction bonuses. For purposes of Section 409A of the Code and the exemption therefrom, the valuation of a class of stock shall be determined by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code and the Treasury regulations thereunder, it being understood that a valuation obtained no more than twelve (12) months before the relevant transaction to which the valuation is applied (e.g. the Grant Date) shall be presumed to be a method resulting in a "reasonable valuation."

2.17 "Grant Date" shall mean the date on which the Committee makes a grant of an Award to a person eligible to participate in the Plan, or any other date determined by the Committee.

2.18 "Incentive Stock Option" shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the Treasury regulations promulgated thereunder.

2.19 "Nonqualified Stock Option" shall mean an Option not intended to qualify as an Incentive Stock Option.

2.20 "Option" shall mean a right, granted to a Participant under Section 6.1 hereof, to purchase Common Stock, at a specified price, during a specified time period.

2.21 "Option Period" shall mean the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

2.22 "Option Price" shall mean the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

2.23 "Option Shares" shall mean the shares of Common Stock that the Participant receives upon exercising vested Options.

2.24 "Participant" shall mean a person who satisfies the eligibility conditions of Article V and with whom an Agreement has been entered into and remains effective under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term Participant shall mean such Representative. The term shall also include a trust for the benefit of the Participant, the Participant's parents, spouse, or descendants, or a custodian under any uniform gifts to minors act or similar statute for the benefit of the Participant's descendants, to the extent permitted by the Committee and not inconsistent with Rule 16b-3. Notwithstanding the foregoing, the term "Termination of Employment" shall mean the Termination of Employment of the person to whom the Award was originally granted.

2.25 "Plan" shall mean the Grove, Inc. 2019 Incentive Stock Plan, as herein set forth and as may be amended from time to time.

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2.26 "Representative" shall mean (a) the person or entity acting as the executor or administrator of a Participant's estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant's primary residence at the date of the Participant's death, (b) the person or entity acting as the guardian or temporary guardian of a Participant subject to court supervision, (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant's death, or (d) any person to whom an Award has been permissibly transferred; provided that only one of the foregoing shall be the Representative, at any point in time, as determined under applicable law and recognized by the Committee. Any Representative shall be subject to all terms and conditions applicable to the Participant.

2.27 "Restricted Stock" shall mean shares of Common Stock subject to the satisfaction of vesting conditions, transfer restrictions, repurchase rights or other limitations imposed by the Plan and the Participant's Agreement (which may differ from other Participant's Agreements).

2.28 "Retirement" shall mean the Participant's Termination of Employment upon or after attaining age sixty-five (65).

2.29 "Rule 16b-3" shall mean Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Commission under Section 16 of the Exchange Act.

2.30 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.31 "Termination of Employment" shall mean the occurrence of any act or event that actually or effectively causes or results in a person ceasing, for whatever reason, to be an employee, officer, Director, consultant or other service provider of the Company including, without limitation, Retirement, death, Disability, resignation by Participant with or without "Good Reason" (as defined by Participant's employment agreement, if any), resignation by Participant upon a change in control (as defined by Participant's employment agreement, if any), or termination by the Company with or without Cause. A transfer of employment from the Company to an entity that is an Affiliate, as defined in Section 2.1, or from such an entity to the Company shall not be a Termination of Employment, unless expressly determined by the Committee. With respect to any person who is not an employee of the Company, the Committee may determine and include in such person's Agreement more detailed or particular provisions concerning what act or event shall constitute a Termination of Employment with respect to such person.

2.32 "Transfer" shall mean any sale, gift, assignment, distribution, conveyance, pledge, hypothecation, encumbrance or other transfer of title, whether by operation of law or otherwise.

In addition, certain other terms used herein shall have the definitions given to such terms in the first place in which the terms are used.

ARTICLE III

ADMINISTRATION

3.1 Structure. The Plan shall be administered by a committee (the "Committee") comprised of two (2) or more Directors, as appointed by the Board. In the event the Board fails to name a Committee, at any time, the Board shall reserve and exercise the functions of the Committee under the Plan.

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A majority of the members of an appointed Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. Notwithstanding any provision contained in Sections 3.1 or 3.2 to the contrary, the acts of two-thirds (2/3) of the members of the Committee shall be required to exercise the authority granted under Subsections 3.2(d)(ii), (iii), or (iv) to the extent such action accelerates or waives any restriction or limitation associated with any Award or any shares of Common Stock relating hereto. A member of the Committee shall not exercise any discretion respecting himself under the Plan.

The Board shall have the authority to remove, replace, or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one (1) or more of its members or may delegate to one (1) or more of its agents, such duties and responsibilities as it determines.

Notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Officers" and "Directors" (as such terms are defined for purposes of Section 16 of the Exchange Act) of the Company, at such time or in such circumstances as such individuals are subject to Section 16 of the Exchange Act, such grants shall be made and administered by a "Rule 16b-3 Committee" appointed by the Board. Such Rule 16b-3 Committee shall consist solely of two (2) or more "Non-Employee Directors" (as defined for purposes of Rule 16b-3) and shall otherwise be constituted and act in such manner as to permit such grants to Officers and Directors and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3.

Further, notwithstanding anything herein to the contrary, with respect to grants of Awards to individuals who are "Covered Employees" (as defined for purposes of Section 162(m) of the Code), at such time or in such circumstances as Section 162(m) of the Code may be applicable to the Company as a "Publicly Held Company" (as defined for purposes of Section 162(m) of the Code), such grants shall be made and administered by a "Section 162(m) Committee" appointed by the Board. Such Section 162(m) Committee shall consist solely of two (2) or more "Outside Directors" and shall otherwise be constituted and act in such manner as to permit such grants to Covered Employees to qualify as "Performance-Based Compensation" excludable from "Applicable Employee Remuneration" (as such terms are defined for purposes of Section 162(m) of the Code) in order that the Company not be subject to the limitation on deductions allowed for Applicable Employee Remuneration set forth in Section 162(m) of the Code.

Any Rule 16b-3 Committee or Section 162(m) Committee appointed by the Board shall function and have authority, and be subject to the constitutional and procedural provisions, as herein provided with respect to any Committee appointed by the Board, applicable to the making and administration of the grants of Awards with respect to which the Committee is appointed. A Rule 16-b Committee or Section 162(m) Committee may be a subcommittee of a Committee otherwise appointed by the Board.

3.2 Authority. Subject to the terms of the Plan, the Committee (subject to the specific terms and conditions of such appointment as established by the Board) shall have the authority:

(a) to select those persons to whom Awards may be granted from time to time;

(b) to determine whether and to what extent Awards are to be granted hereunder;

(c) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(d) to determine the terms and conditions of any Award granted hereunder including, but not limited to:

(i) the Option Price, the Option Period, any exercise restriction or limitation and any exercise acceleration, forfeiture, or waiver regarding any Option;

(ii) any restriction or limitation and any acceleration, forfeiture, or waiver regarding any Award;

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(iii) any shares of Common Stock relating to an Award; and

(iv) any performance criteria and the satisfaction of such criteria relating to an Award.

(e) to determine the Fair Market Value of one (1) share of Common Stock as of any date;

(f) to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 10.1;

(g) to provide for the form of Agreements to be utilized in connection with the Plan;

(h) to prescribe the manner in which and the form on which Participants may designate a Beneficiary;

(i) to determine the identity of a Participant's Beneficiary or Representative for purposes of the Plan;

(j) to determine whether a Participant has a Disability, Retirement, or Termination of Employment;

(k) to determine what securities law requirements are applicable to the Plan, Options, and Restricted Stock and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

(l) to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(m) to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under the Plan;

(n) to determine the restrictions or limitations on the transfer of Common Stock;

(o) to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(p) to determine whether an Award is to be adjusted, modified, or purchased;

(q) to determine whether an Option is to become fully exercisable under the Plan or the terms of an Agreement;

(r) to determine the permissible methods of Option exercise and payment;

(s) to adopt, amend, and rescind such rules, guidelines, procedures and practices as, in its opinion, may be advisable in the administration of the Plan (and which may differ with respect to Awards granted at different times or to different Participants);

(t) to suspend or delay any time period described in the Plan or any Agreement if the Committee determines the applicable action may constitute a violation of any law, or result in liability under any law to the Company or a shareholder of the Company, until such time as the action required or permitted shall not constitute such violation of law or result in such liability;

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(u) to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties; and

(v) to otherwise interpret and apply the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement), and to otherwise supervise the administration of the Plan.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All determinations and decisions made, and actions undertaken, by the Committee pursuant to the provisions of the Plan shall be final and binding for all purposes and on all persons, including the Company and Participants.

3.3 Liability and Indemnification. No member of the Committee (or Board, if no Committee has been appointed) shall be liable for any action or determination made or taken by the member, Committee, or Board, in good faith, with respect to the Plan. Each member of the Committee (or Board) shall be fully justified in relying or acting, in good faith, upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with the Plan. In no event shall any person who is or shall have been a member of the Committee (or Board) be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information, or failure to act, if in good faith.

Each person who is or at any time serves as a member of the Committee (or Board) shall be indemnified and held harmless by the Company against and from (a) any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under the Plan, and (b) any and all amounts paid by such person in satisfaction of judgment in any such action, suit, or proceeding relating to the Plan. Each person covered by this indemnification shall give the Company an opportunity, at its expense, to handle and defend such claim, action, suit or proceeding before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights or indemnification to which such persons may be entitled under the articles or certificate of incorporation or by-laws of the Company, as a matter of law or otherwise, or any power that the Company may have to indemnify such persons or hold such persons harmless.

ARTICLE IV

STOCK SUBJECT TO PLAN

4.1 Number of Shares Available. Subject to adjustment under Section 4.5, the total number of shares of Common Stock reserved and available for distribution pursuant to the grant of Awards under the Plan shall be 10,000,000 shares of Common Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Options under the Plan shall be 10,000,000 shares of Common Stock. Subject to adjustment under Section 4.5, the maximum number of shares of Common Stock reserved and available for distribution pursuant to the grant of Restricted Stock under the Plan shall be 10,000,000 shares of Common Stock.

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4.2 Release of Shares. Subject to Sections 6.3 and 7.3, if any shares of Common Stock that are subject to any Award cease to be subject to an Award or are forfeited or repurchased, if any Option otherwise terminates without issuance of shares of Common Stock being made to the Participant, or if any shares (whether or not restricted) of Common Stock are received by the Company in connection with the exercise of an Option or grant of Restricted Stock, including the satisfaction of tax withholding, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan.

4.3 Conditions on Issuance of Shares. Shares of Common Stock issued in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions, and restrictions as the Committee, in its discretion, may determine or provide in an Agreement.

The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash, or other property prior to (a) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (b) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (c) the satisfaction of any applicable withholding obligation.

The Committee may require any person exercising an Option or receiving Restricted Stock to make such representations, furnish such information, and execute such other documents as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise including, but not limited to, requiring each person purchasing shares to represent and agree with the Company, in writing, that such person is acquiring the shares without a view to the distribution thereof.

The Company may cause any certificate for any share of Common Stock to be delivered on exercise of an Option or pursuant to a grant of Restricted Stock to be properly marked with a legend or other notation reflecting the limitations on Transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require.

Fractional shares shall not be delivered but shall be rounded to the next lower whole number of shares. No cash settlements shall be made with respect to fractional shares eliminated by rounding.

Any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash, or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash, or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company, any Affiliate, and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company and any Affiliate to the satisfaction of the Committee.

4.4 Shareholder Rights.

(a) Option. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until after (i) proper exercise of the Option, (ii) such other action is taken by the person as may be required pursuant to the Agreement evidencing such Option, and (iii) such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon exercise of an Option or any portion thereof, the Company shall have sixty (60) days in which to issue the shares and the Participant will not be treated as a shareholder for any purpose prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an Agreement.

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(b) Restricted Stock. Each Participant receiving an Award shall be issued a stock certificate in respect of such Common Stock. Such certificate shall be registered in the name of such Participant and shall bear the legend referenced in Section 4.3. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Award until such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Upon grant of an Award, the Company shall have thirty (30) days in which to issue the shares, and the Participant will not be treated as a shareholder for any purpose prior to such issuance. The Participant shall have the right to vote when the Company has (a) issued the shares to the Participant, and (b) recorded such shares on the official shareholder records of the Company. In addition, on vesting the Participant shall not be entitled to any dividends declared and paid on Common Stock between the Grant Date and the date of vesting.

4.5 Adjustment for Corporate Changes. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company or any Affiliate, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company shareholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets, reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction or event involving the Company or any Affiliate, then the Committee shall determine whether (and the extent to which) or not to adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Options, and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares (and no cash settlements shall be made with respect to fractional shares eliminated by rounding).

ARTICLE V

ELIGIBILITY AND SELECTION

5.1 Eligibility. The persons eligible to participate in the Plan and be granted Awards shall be employees, officers, Directors, consultants or other service providers of the Company or any Affiliate.

For purposes of this Section 5.1, prospective employees, officers, Directors, consultants or other service providers of the Company or any Affiliate shall be eligible to participate in the Plan and be granted Awards in connection with and in furtherance of written offers of employment, retention, or engagement, prior to the date any such person commences employment or first performs services for the Company or any Affiliate; provided that:

(a) any Award granted to such person shall be granted contingent on such person commencing employment or performance of services for the Company or any Affiliate, and shall be exercisable no earlier than the date on which such person commences employment or first performs service for the Company;

(b) any Option granted to such person who will not be a common-law employee of the Company (or any "Parent" or "Subsidiary" of the Company as defined in Section 424 of the Code) shall be a Nonqualified Stock Option; and

(c) any Option granted to such person who will be a common-law employee of the Company (or any "Participant" or "Subsidiary" of the Company as defined in Section 424 of the Code) designated as an Incentive Stock Option shall be deemed granted effective on the date such person commences such employment, with the exercise price of the Option to be determined pursuant to Section 6.3(b) as of such date of commencement of employment.

5.2 Selection of Participants. Of those persons eligible to participate in the Plan as described in Section 5.1, the Committee shall, from time to time and in its sole discretion, select the persons to be granted Awards and shall determine the terms and conditions with respect thereto. The Committee may give consideration to such factors as deemed relevant by the Committee to making such selection and determination.

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5.3 Awards in Substitution. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for (a) options, or (b) vested or unvested shares held by employees, officers, Directors, consultants or service providers of other corporations who are about to become employees, officers, Directors, consultants or service providers of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or an Affiliate of the stock of the employing corporation, as the result of which it becomes an Affiliate. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the Committee may deem appropriate to conform, in whole or in part, to the provisions of the options or (vested or unvested) shares in substitution for which they are granted.

ARTICLE VI

STOCK OPTIONS

6.1 General. The Committee shall have authority to grant Options under the Plan at any time or from time to time. An Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant's satisfaction in full of the conditions, restrictions, or limitations imposed in accordance with the Plan and an Agreement (which may differ from other Agreements) including, without limitation, payment of the Option Price.

6.2 Grant of Options. The grant of an Option shall occur as of the date the Committee determines. Each Option granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, that shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. A person selected by the Committee to receive an Option shall not become a Participant and have any rights with respect to such Option unless and until such person has executed such Agreement, has delivered a fully executed copy of such Agreement to the person or office designated by the Committee, and has otherwise complied with any applicable requirements set forth by the Committee as part of the grant of the Option.

Each Option shall be designated in the Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Notwithstanding such designation, however, to the extent that the aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, or in the event (and only to the extent) that an Option designated as an Incentive Stock Option fails to satisfy the requirements of Section 422 of the Code, such Options shall be treated as Nonqualified Stock Options. For purposes of this Section 6.2, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the shares of Common Stock shall be determined, for purposes of that $100,000 limitation, as of the time the Option with respect to such shares is granted.

Neither the Plan nor any Option shall confer upon a Participant any right with respect to continuing the Participant's relationship as a service provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without Cause.

6.3 Terms and Conditions. Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a) Option Period. The Option Period of each Option shall be fixed by the Committee. Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in an Agreement, the Option Period of each Option shall be ten (10) years from the Grant Date of the Option. Moreover, in the case of Incentive Stock Options granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the term of the Incentive Stock Option shall be five (5) years from the Grant Date or such shorter term as may be provided in the Agreement.

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(b) Option Price. The Option Price per share of the Common Stock purchasable under an Option shall be determined by the Committee. The Option Price per share shall not be less than the Fair Market Value of a share of Common Stock made subject to the Option, determined as of the Grant Date; provided, however, that the Option Price shall not be less than the Fair Market Value determined as of the date that the principal terms of the Option are fixed, authorized, and approved by or on behalf of the Committee if such date is not designated as the Grant Date. Moreover, in the case of Incentive Stock Options granted to a Participant who, at the time of grant owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Affiliate, the per share Option Price shall be no less than one hundred ten percent (110%) of the Fair Market Value per share on the Grant Date.

(c) Execution of Related Documents. A Participant shall be required to enter into such non-competition, non-solicitation, and confidentiality agreements as the Committee shall specify or as such provisions may be included in the Agreement.

(d) Vesting and Exercisability. Options shall become vested and be exercisable as determined by the Committee and set forth in each Agreement. An Agreement shall state, with respect to all or designated portions of the shares of Common Stock subject thereto, the time at which, the conditions upon which, or the installments in which the Option shall become vested and be exercisable during the Option Period. The Committee may establish requirements for vesting and exercisability based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) both periods of employment or rendering of services and satisfaction of performance criteria, or (iv) the occurrence of certain events including, but not limited to, a Change in Control.

Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in the Agreement, each Option shall become vested and exercisable under the following provisions:

The Committee may substitute an effective date identified in the particular Agreement in place of the Grant Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Agreement.

In the case of any Option which, at the Grant Date, is granted with provisions for vesting and exercisability at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Option, in whole or in part, and accelerate the exercisability of all or a portion of the Option.

(e) Method of Payment. Unless otherwise determined by the Committee and provided in an Agreement, payment of the Option Price under each Option shall be made, in full or in part, by cash or check. No shares of Common Stock shall be issued on exercise of an Option until full payment therefor has been made and all other applicable conditions have been satisfied, as determined by the Committee. Alternative methods of payment the Committee may consider shall include, but are not limited to, the following: (1) tendering other shares of Common Stock which have either been owned by the Participant for more than six (6) months on the date of surrender or were acquired upon exercise of the Option for which payment is being made and which, in either case, have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the shares for which the Option is being exercised, (2) consideration received by the Company under a broker-assisted cashless exercise program implemented by the Company with respect to the Plan, or (3) any combination of the foregoing methods of payment.

(f) Nontransferability of Options. Except as specifically provided herein or in an Agreement, no Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and an Option shall be exercisable during the Participant's lifetime only by the Participant.

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(g) Designation of Beneficiary. A Participant may designate a Beneficiary who may exercise the Participant's Option after the Participant's death, subject to the provisions of the Plan. Such designation shall be made in such manner and on such form as shall be prescribed by the Company.

6.4 Effect of Termination of Employment. Except as otherwise determined by the Committee and set forth in an Agreement, if a Participant incurs a Termination of Employment, for any reason, prior to the expiration of the Option Period of any Option, the Option, if not vested and exercisable on the date of Termination of Employment, or any portion of the Option that is not vested and exercisable on the date of the Termination of Employment, shall expire and be forfeited, and shall be void for all purposes, immediately on the date of Termination of Employment.

Except as otherwise determined by the Committee and set forth in an Agreement, in the case of a Participant who incurs a Termination of Employment prior to the expiration of the Option Period of any Option, the Option, if vested and exercisable on the date of Termination of Employment, or any portion of the Option that is vested and exercisable on the date of Termination of Employment, shall continue to be exercisable only for the applicable extended time period following such Termination of Employment set forth hereinafter and shall otherwise cease to be exercisable as of the close of business on the date of Termination of Employment.

(a) In the event of Termination of Employment constituting Retirement, such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Retirement or, if earlier, the expiration of the Option Period.

(b) In the event of Termination of Employment due to death, such Option or such portion thereof may be exercised by the Participant's Representative until the end of the twelve (12) month period commencing with the date of the Participant's death or, if earlier, the expiration of the Option Period.

(c) In the event of Termination of Employment due to Disability, such Option or such portion thereof may be exercised by the Participant or, in the event the Participant is legally incompetent, the Participant's Representative until the end of the six (6) month period commencing with the date of Disability or, if earlier, the expiration of the Option Period.

(d) In the event of Termination of Employment at the election of the Participant with "Good Reason" (as defined by such Participant's Employment Agreement), such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the Option Period.

(e) In the event of Termination of Employment by the Company or an Affiliate, as the case may be, without Cause, such Option or such portion thereof may be exercised by the Participant until the end of the ninety (90) day period commencing with the date of Termination of Employment or, if earlier, the expiration of the Option Period.

(f) Notwithstanding anything in the preceding subparagraphs (a) through (e) to the contrary, in the event of Termination of Employment of a Participant by the Company or an Affiliate, as the case may be, for Cause, such Option or such portion thereof shall cease to be exercisable automatically upon first notification to the Participant by the Company or the Affiliate of such termination, with no extended time period for any exercise of the Option or any portion thereof. If a Participant's employment or services are suspended pending an investigation of whether the Participant's employment or services should be terminated for Cause, all of the Participant's rights under any Option shall likewise be suspended during the period of such investigation.

Notwithstanding anything herein to the contrary, the Committee may, at any time and in its sole discretion, further extend or modify the extended time periods for exercisability set forth in this Section 6.4, or waive or modify the operation of the provisions of this Section 6.4 as regards elective Termination of Employment without appropriate or agreed notice and agreed termination terms or Termination of Employment for Cause.

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6.5 Information Available to Participants. At least annually, the Company shall make available to all Participants copies of the Company's financial statements for its most recently completed fiscal year. Except as may be required by applicable law, neither the Company nor the Committee shall have any duty or obligation to provide or make available to any Participant any other disclosures or information regarding the Company, and no Participant shall have any right to obtain any other disclosures or to receive any other information regarding the Company, in connection with the grant or exercise of any Option.

6.6 Exercise of Options. An Option which is vested and exercisable shall be exercised by a Participant (or a Representative), in whole or in part, at any time during the Option Period, by giving written notice to the Company, in such form and manner as the Committee may prescribe, specifying the number of shares of Common Stock attributable to the Option to be purchased. Such notice of exercise given to the Company shall be accompanied by payment, in full, of the Option Price and any other executed documents required by the Committee.

6.7 Withholding on Exercise. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Option, the Participant shall pay to the Company (or other entity identified by the Committee) or make arrangements satisfactory to the Company or other entity identified by the Board regarding the payment of any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

6.8 Cash-Out of Option. On receipt of written notice of exercise of an Option at any time prior to a Change in Control, the Committee may elect, at any time, in lieu of issuing Common Stock to cash-out all or any portion of the Option, provided such action would not violate Section 409A of the Code, by paying to the Participant an amount, in cash, equal to the excess of the Fair Market Value of a share of Common Stock, as of the date of exercise, over the Option Price, multiplied by the number of shares of Common Stock subject to the Option elected to be cashed-out by the Committee. The Committee may elect to cash-out all or any portion of an outstanding Option at any other time, using the same formula as described above for determining the consideration to be paid, regardless of any exercise notice or Change in Control. Cash-outs relating to Options held by Participants who are actually or potentially subject to Section 16 of the Exchange Act shall comply with Rule 16b-3, to the extent applicable. The Committee may elect to offset against any cash-out payment under this Section 6.8 any amounts outstanding under any indebtedness or obligations owed by the Participant to the Company or any Affiliate.

ARTICLE VII

RESTRICTED STOCK

7.1 General. The Committee shall have authority to grant an Award of Restricted Stock under the Plan at any time or from time to time.

7.2 Grant of Restricted Stock. The Grant Date shall be determined by the Committee. Each Award of Restricted Stock granted under the Plan shall be evidenced by an Agreement, in a form prescribed or approved by the Committee, that shall embody the terms and conditions of such Award of Restricted Stock and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution and delivery by the Participant, and receipt by the person or office designated by the Committee.

7.3 Terms and Conditions. Awards of Restricted Stock shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

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(a) Vesting Schedule. Awards of Restricted Stock shall become vested in accordance with a schedule determined by the Committee and set forth in each Agreement. An Agreement shall state, with respect to all or designated portions of the shares of Common Stock subject thereto, the time at which, the conditions upon which, or the installments in which the Award shall become vested. The Committee may establish requirements for vesting based on (i) periods of employment or rendering of services, (ii) the satisfaction of performance criteria with respect to the Company or the Participant (or both), (iii) both periods of employment or rendering of services and satisfaction of performance criteria, or (iv) the occurrence of certain events including, but not limited to, a Change in Control.

Notwithstanding anything herein to the contrary, unless otherwise determined by the Committee and provided in the Agreement, each Awards of Restricted Stock shall become vested under the following provisions:

The Committee may substitute an effective date identified in the particular Agreement in place of the Grant Date for use with the foregoing vesting schedule or with any other vesting schedule set forth in such Agreement.

In the case of any Award which, at the Grant Date, is granted with provisions for vesting at a later date or in installments, whether by determination of the Committee or by operation of the preceding paragraph, two-thirds (2/3) of the Committee may thereafter, at any time and in its sole discretion, waive or modify such vesting requirements with respect to such Award, in whole or in part, and accelerate the vesting condition of all or a portion of the Award.

(b) Representations. The Committee may require each person receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is receiving the shares without a view to the distribution thereof. The certificates for such shares may include any legend that the Committee deems appropriate to reflect any restrictions on transfer.

(c) Other Terms and Conditions. Awards shall be subject to such other terms and conditions as may be determined by the Committee and set forth in an Agreement.

7.4 Effect of Termination of Employment.

(a) Without Cause. Except as otherwise determined by the Board and set forth in an Agreement, a Participant shall forfeit all Awards which are not vested on or before the effective date of a Participant's Termination of Employment without Cause. The Awards shall be forfeited and cancelled effective as of the date of the Participant's Termination of Employment.

(b) For Cause. Except as otherwise determined by the Board and set forth in an Agreement, and notwithstanding any provision in Section 7.3 to the contrary, a Participant shall forfeit all Awards (whether vested or not vested) if a Participant incurs a Termination of Employment for Cause. The Awards shall be forfeited and cancelled effective as of the date of the Participant's Termination of Employment.

7.5 Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee) or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

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ARTICLE VIII

PROVISIONS APPLICABLE TO ACQUIRED STOCK

8.1 Securities Law Restrictions. The Company may impose such other restrictions on any shares of Common Stock granted pursuant to an Award under the Plan as it may deem advisable including, but not limited to, restrictions intended to achieve compliance with (a) the Securities Act, (b) the requirements of any stock exchange or over the counter market upon which the Common Stock is then listed or traded, and (c) any Blue Sky or state securities laws applicable to such Common Stock. If at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of any shares of Common Stock to be granted under the Plan upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental or regulatory body, is necessary or desirable as a condition of or in connection with the grant or issuance of Common Stock hereunder, then no Award may be made unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The Committee may require any Participant receiving an Award under the Plan to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of any such Common Stock in compliance with applicable law and shall have the authority to cause the Company, at its expense, to take any action related to the Plan which may be required in connection with such listing registration, qualification, consent or approval.

8.2 Registration Statement. If a registration statement is not in effect under the Securities Act or any applicable state securities laws with respect to the Common Shares, the Company may require the Participant to represent, in writing, that the Common Shares received are being acquired for investment and not with a view to distribution and agree that the Common Shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act and any applicable state securities laws. The Company shall include on certificates representing Common Shares delivered pursuant to the Plan such legends referring to the foregoing representations or restrictions and any other applicable restrictions on resale as the Committee, in its discretion, shall deem appropriate.

8.3 Transfer on Change in Control. A Participant may Transfer, or may be required to sell, shares of Common Stock acquired pursuant to an Award upon the effective date of a Change in Control, as provided in Section 9.2. Notwithstanding anything herein to the contrary, the Committee may, at any time and in its sole discretion, provide that corporate transactions in addition to those specified in Section 9.2 as constituting a Change in Control, shall constitute events upon the effective date of which a Participant may Transfer any or all of the Shares of Common Stock acquired by the Participant pursuant to an Award.

8.4 Estate Planning Transfers. Notwithstanding anything herein to the contrary, a Participant may, at any time, make a Transfer of shares of Common Stock received pursuant to an Award to his parents, spouse, or descendants or to any trust for the benefit of the foregoing or to a custodian under any uniform gifts to minors act or similar statute for the benefit of any of the Participant's descendants.

8.5 Binding Effect of Plan. Any otherwise permitted Transfer of shares acquired pursuant to an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision restricting Common Stock under the Agreement; provided that "Termination of Employment" shall continue to refer to the Termination of Employment of the Participant.

8.6 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant shall not, during the period requested by the underwriters managing the registered offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an Award.

8.7 Disqualifying Disposition. If a Participant disposes of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option in any transaction considered a "disqualifying disposition" under Section 421(b) of the Code, the Participant shall provide notice to the Company of such transaction. The Company shall have the right to deduct any Federal, state, local or foreign taxes of any kind required by law to be withheld, with respect to the amount involved in such transaction, from any amounts otherwise payable by the Company to the Participant, or to require the Participant to make other arrangements satisfactory to the Company regarding payment of such taxes.

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8.8 Rights of Repurchase. Prior to the effective date of a Change in Control, upon a Termination of Employment of a Participant, the Company shall have the right to repurchase all or any portion of the shares of Common Stock acquired pursuant to an Award (the "Acquired Shares"), whether held by the Participant or by a transferee of the Participant as permitted under Section 8.4 (a "Permitted Transferee"), on the following terms and conditions:

(a) The Company may exercise such right by delivery of written notice (the "Repurchase Notice") to the Participant or any Permitted Transferees within ninety (90) days after the date of the Participant's Termination of Employment or, if later, within ninety (90) days after the date the Participant or the Participant's Representative exercises the Participant's Option following the Participant's Termination of Employment (pursuant to Section 6.4) to obtain Acquired Shares. The Repurchase Notice shall set forth the number of Acquired Shares to be acquired by the Company from the Participant or the Permitted Transferees, the aggregate consideration to be paid for the Acquired Shares and the time and place for the closing of such transaction.

(b) The repurchase of Acquired Shares shall be closed at the Company's executive offices, or at such other location as may be designated by the Company, within twenty (20) days after the date of delivery of the applicable Repurchase Notice. At the closing, the Company shall pay the purchase price to the Participant (or, if applicable, the Permitted Transferee), and the Participant (or, if applicable, the Permitted Transferee) shall deliver the certificate or certificates representing such Acquired Shares to the Company (or nominee), accompanied by duly executed stock powers. The Company shall be entitled to receive customary representations and warranties from the seller regarding the sale of Acquired Shares (including representations and warranties regarding good title to such shares, free and clear of any liens or encumbrances) and to require a seller's signature to be guaranteed by a national bank or reputable securities broker.

(d) The purchase price per share to be paid for the Acquired Shares repurchased by the Company shall be equal to the Fair Market Value of each such Acquired Share as of the date of the Participant's Termination of Employment.

(e) The Company shall make payment for Acquired Shares by, at the option of the Company, (i) a check or wire transfer of funds to the extent such payment would not cause the Company to violate the General Corporation Law of the State of Nevada and would not cause the Company to breach any agreement to which it is a party relating to the indebtedness for borrowed money or other material agreement, (ii) a subordinated promissory note of the Company bearing interest (payable quarterly in cash unless otherwise prohibited) at the applicable federal rate for medium-term obligations, with all remaining principal and interest payment due on the fifth (5th) anniversary of the date of issuance and which shall be subordinated on terms and conditions satisfactory to the holders of the Company's indebtedness for borrowed money, or (iii) a combination of (i) and (ii) above in such proportions as the Company may determine in its sole discretion. In addition, the Company may pay the purchase price by offsetting amounts outstanding under an indebtedness or obligations owed by the Participant to the Company or any Affiliate.

(f) Notwithstanding the foregoing, any repurchase of Acquired Shares attributable to an Incentive Stock Option shall not take place before the first anniversary of the Participant's acquisition of such Acquired Shares, and such repurchase shall be closed within ninety (90) days after a ninety (90) day advance Repurchase Notice is given, so as not to create a "disqualifying disposition" of the Acquired Shares within the meaning of Code Sections 421(b) and 422(a)(i).

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ARTICLE IX

CHANGE IN CONTROL PROVISIONS

9.1 Accelerated Vesting on Change in Control. Notwithstanding any other provision of the Plan or in an Agreement to the contrary, in the event of a Change in Control (as defined in Section 9.2), any Award outstanding as of the effective date of the Change in Control that was granted which are not then fully vested (or exercisable) shall become fully vested (or exercisable) to the full extent of the original Award.

9.2 Definition of Change in Control. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred at such time as (a) a person or a group (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act), other than a person who is an existing holder of capital stock of the Company or a group consisting solely of existing holders of capital stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act) of more than fifty (50%) percent of the Company's total outstanding capital stock, (b) a sale, lease or exchange of substantially all of the Company's assets and related business to a third party unaffiliated with an existing holder of capital stock of the Company, or (c) a merger of the Company into or consolidation with another corporation which is unaffiliated with the shareholders or management of the Company and, after giving effect to such merger or consolidation, the existing holders of capital stock of the Company immediately prior to such merger or consolidation own less than fifty-one percent (51%) of the capital stock of the surviving entity. Notwithstanding the foregoing, if Participant is a party to an employment agreement or consulting agreement with the Company that contains a change in control provision and a definition of change in control, the definition of change in control in the employment agreement or consulting agreement, as the case may be, shall be utilized under this Agreement, with respect to said Participant employee/consultant only, in place of the Change in Control definition set forth in this Section 9.2

ARTICLE X

MISCELLANEOUS

10.1 Amendment and Termination. The Board may amend or terminate the Plan at any time, but no amendment or termination shall be made which would impair the rights of a Participant under an Award theretofore granted without the Participant's consent, except to the extent such amendment or termination is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation, or rule, or in connection with a Change in Control.

The Board may amend the terms of any Award theretofore granted as set forth in an Agreement, prospectively or retroactively, but no such amendment shall be made which would impair the rights of any Participant without the Participant's consent, except to the extent such an amendment is made pursuant to express provisions of the Plan or an Agreement or is necessary for the Plan or an Award to comply with any applicable law, regulation, or rule, or in connection with a Change in Control.

Notwithstanding the foregoing to the contrary, the Board shall not amend or terminate the Plan or an Agreement if the result of such amendment or termination would cause the Award to be governed by Section 409A of the Code.

10.2 Fail-Safe for Rule 16b-3. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In the event the Plan does not include a provision required by Rule 16b-3 to be stated herein, such provision (other than one relating to eligibility requirements or the price and amount of Awards) shall be deemed to be incorporated by reference into the Plan with respect to Participants subject to Section 16.

If at the time a Participant incurs a Termination of Employment (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to "short-swing" liability under Section 16 of the Exchange Act, any time period provided for under the Plan or an Agreement, to the extent necessary to avoid the imposition of such liability, shall be suspended and delayed during the period the Participant would be subject to such liability, but such suspension and delay shall not be for more than six (6) months and one (1) day and not to exceed the Option Period, whichever is shorter.

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10.3 Fail-Safe for Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

10.4 Fail-Safe for Mitigation of Excise Tax. Except as otherwise provided in an Agreement or if the requirements of Treasury Regulation §1.280G-1 Q&A6(a)(2) are met to the satisfaction of the Committee, if any payment or right accruing to a Participant under this Plan (without the application of this provision), either alone or together with other payments or rights accruing to the Participant from the Company ("Total Payments"), would constitute a "parachute payment" (as defined in Section 280G of the Code), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of the amount of any potential reduction in the payments or rights shall be made by the Committee, in good faith, after consultation with the Participant and shall be communicated to the Participant. The Participant shall cooperate, in good faith, with the Committee in making such determination and providing the necessary information for this purpose. The foregoing provisions of this paragraph shall apply with respect to any person only if, after reduction for any applicable Federal excise tax imposed by Section 4999 of the Code and Federal income tax imposed by the Code, the Total Payments accruing to such person would be less than the amount of the Total Payments as reduced, if applicable, under the foregoing provisions of the Plan and after reduction for only Federal income taxes.

10.5 No Creditor Rights. Unless otherwise provided in this Plan or in an Agreement, no Option shall be subject to the claims of Participant's creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

10.6 No Rights with Respect to Employment. Nothing contained herein shall be deemed to alter the employment relationship between the Company or any Affiliate and a Participant, or the contractual relationship between the Company or any Affiliate and a Participant if there is a written contract regarding such relationship. Nothing contained herein shall be construed to constitute a contract of employment or a contract for services between the Company or any Affiliate and a Participant. The Company or any Affiliate, as the case may be, and each of the Participants shall continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract.

10.7 Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any retirement or welfare benefit plan of the Company, unless otherwise specifically provided in such plan of the Company.

The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Company or the Board to adopt such other incentive arrangements as the Company or the Board may deem desirable including, without limitation, any stock appreciation right, phantom stock, bonus arrangement, stock options, or restricted stock other than under the Plan, and such arrangements may be applicable either generally or only in specific cases.

10.8 Controlling Law. The Plan, all Agreements and all Awards granted and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Nevada (other than its law respecting choice of law). The Plan and all Agreements shall be construed to comply with all applicable law and to avoid liability to the Company, any Affiliate and (to the extent feasible) to Participants including, without limitation, liability under Section 16(b) of the Exchange Act.

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10.9 Waiver of Cumulative Rights. The failure or delay of either the Company or a Participant to require performance by the other party under any provision of the Plan or an Agreement shall not affect the Company's or the Participant's right to require such performance, unless and until such performance has been waived in writing. Each and every right provided by the Plan and an Agreement shall be cumulative and may be exercised from time to time in whole or in part (unless otherwise specifically provided).

10.10 Notices. Any notice which either the Company or a Participant may be required or permitted to provide to the other party under the Plan or an Agreement shall be in writing and shall be deemed sufficiently given if personally delivered or sent by either facsimile, overnight courier, or postage paid first class mail. Notices sent by mail shall be deemed received three (3) business days after mailed, but in no event later than the date of actual receipt. Notices shall be directed, if to a Participant, to the Participant's address indicated in the Company's business records or as otherwise designated in writing delivered by the Participant to the Company to apply for purposes of the Plan and, if to the Company, to the Secretary of the Company at the Company's principal executive office or to such other officer of the Company at such address as may be designated in an Agreement or otherwise in writing delivered by the Company to the Participant.

10.11 Successors and Assigns. This Plan and an Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company under this Plan and an Agreement, shall be binding upon the Participant's heirs, legal representatives and successors.

10.12 Headings. The headings contained in this Plan or in an Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Plan or an Agreement.

10.13 Severability. If any provision of this Plan and an Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby or thereof, and this Plan and the Agreement shall be construed as if such invalid or unenforceable provision were omitted.

10.14 Entire Agreement. This Plan and, with respect to any Participant, the Agreement entered into with the Participant pursuant to which an Award is granted, including any Exhibits thereto, shall constitute the entire Agreement with respect to the subject matter hereof and thereof; provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on its behalf by the undersigned officer of the Company, as duly authorized by its Board of Directors, as of February 8, 2021.

Grove, Inc.
(“The Company”)

By:	/s/ Andrew Norstrud
Andrew Norstrud
Title:	CFO

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GROVE, INC.
1710 WHITNEY MESA DRIVE
HENDERSON, NEVADA 89014

SCAN TO
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D80876-P69647 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

GROVE, INC.

The Board of Directors recommends you vote FOR the following:

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mr. Allan Marshall
02) Mr. Andrew J. Norstrud
03) Mr. Gene Salkind
04) Mr. Lawrence Dugan
05) Mr. Thomas Williams

The Board of Directors recommends you vote FOR the following proposals:

Note: The signer hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

37

D80877-P69647

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

GROVE, INC.
1710 Whitney Mesa Drive, Henderson, Nevada 89014

The undersigned shareholder(s) of GROVE, INC. hereby appoint(s) Allan Marshall, as proxy (with full power of substitution) to vote all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on May 24, 2022, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE, AND A VOTE FOR PROPOSAL 2 AND A VOTE FOR PROPOSAL 3.

(Continued, and to be marked, dated and signed, on the other side)

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